                                      LOGO
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MAXUS INCOME FUND                                 28601 Chagrin Blvd., Suite 500

MAXUS EQUITY FUND                                          Cleveland, Ohio 44122

MAXUS LAUREATE FUND                                               (216) 292-3434
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Maxus Income Fund, Maxus Equity Fund and Maxus Laureate Fund (the "Funds") are
three separate diversified, open-end management investment companies.

MAXUS INCOME FUND has an investment objective of obtaining the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. Under normal circumstances, at least 65% of the value of this Fund's total assets will consist of income-producing securities.

MAXUS EQUITY FUND has an investment objective of obtaining a total return, a combination of capital appreciation and income. Under normal circumstances, at least 65% of the value of this Fund's total assets will consist of equity securities.

MAXUS LAUREATE FUND has an investment objective of achieving a high total return, a combination of capital appreciation and income, consistent with reasonable risk. This fund pursues its objective by investing exclusively in shares of other open-end registered investment companies, commonly called mutual funds.

THE FUNDS MAY BE SUITABLE FOR                    IMPORTANT FEATURES
-- Individual Retirement Accounts                -- Minimum initial investment $1000
-- Qualified retirement plans                    -- Minimum subsequent investments $100
-- Custodian accounts                            -- Systematic withdrawal plans
-- Endowment funds
-- Individual investors

This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission (the "SEC") in separate Statements of Additional Information dated April 30, 1997 and is available upon request and without charge by calling the Funds at (216) 292-3434. Such additional information is hereby incorporated by reference into this Prospectus.
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  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           PROSPECTUS/APRIL 30, 1997

   Investors are advised to read this Prospectus and to retain it for future reference.

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                                   HIGHLIGHTS
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INVESTMENT OBJECTIVES.  Each Fund is a diversified, open-end management investment company. The investment objective of Maxus Income Fund is to obtain the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. The investment objective of Maxus Equity Fund is to obtain a total return, a combination of capital appreciation and income. The investment objective of Maxus Laureate Fund is to achieve a high total return, a combination of capital appreciation and income, consistent with reasonable risk. No assurance can be given that any of the Funds will achieve its objective. See "Investment Objectives and Management Techniques."

DISTRIBUTION PLAN. Each Fund sells and redeems its shares at net asset value without any front-end sales charges or redemption charges. Each Fund has adopted plans for using as much as 0.5% of its net assets annually to aid the distribution of its shares. See "Distribution Plans."

LIQUIDITY. Each Fund continuously offers and redeems shares at the net asset value next computed after receipt by the Fund's Transfer Agent of a purchase order or redemption request in proper form. See "How to Purchase Shares" and "How to Redeem Shares."

MINIMUM INVESTMENT. A minimum initial investment of $1,000 is required. Thereafter, you can invest additional amounts of $100 or more. See "How to Purchase Shares." Each Fund has the right to redeem the shares in an account and pay the proceeds to the shareholder if the value of the account drops below $1,000 because of shareholder redemptions. See "How to Redeem Shares."

DIVIDENDS. Each Fund intends to pay dividends at least once annually to shareholders. Unless otherwise directed, all dividends will be automatically reinvested in additional shares. See "Dividends, Distributions and Taxes."

INVESTMENT ADVISER. Maxus Asset Management Inc. ("MAM" or the "Adviser") is the investment adviser for each Fund. Its annual fee is 1% of the first $150,000,000 of the Fund's net assets and .75% of net assets in excess of $150,000,000. This fee is higher than that paid by most other investment companies. Since 1976 MAM has been an investment adviser to individuals, retirement plans, corporations and foundations. MAM is controlled by Richard A. Barone, Chairman of each Fund. See "Investment Management."

DISTRIBUTOR. Shares of each Fund are offered exclusively by Maxus Securities Corp ("MSC"), an NASD broker-dealer, on a best efforts basis. MSC is controlled by Richard A. Barone, Chairman of the Funds. See "Other Information Concerning Purchase of Shares" and "Distribution Plan."

RISK FACTORS. None of the Funds are intended to provide a balanced investment program to meet all requirements of every investor. Maxus Equity Fund and Maxus Income Fund may invest in (i) equity and debt securities involving a greater risk of decline in market value than that of other securities, (ii) securities whose market values will fluctuate based on individual corporate developments as well as general economic conditions, and (iii) lower rated and unrated corporate debt securities which have speculative characteristics.

Maxus Laureate Fund invests in other mutual funds and Maxus Equity Fund and Maxus Income Fund may invest in closed-end investment companies ("closed-end funds"). Investing through the Funds in these underlying mutual funds and closed-end funds involves a duplication of expenses and certain tax results which would not be present in a direct investment in the underlying funds. Also, these underlying funds will themselves invest in securities (such as foreign securities) which entail certain risks. In addition, Federal law imposes certain limits on the purchase and sale of underlying fund shares by the Funds. See "Risks and Other Considerations". "Dividends, Distributions and Taxes" and Appendix B to this Prospectus for a discussion of these and other risk factors associated with an investment in the Funds.

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                                   FEE TABLE
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Annual Fund Operating Expenses (as a percentage of average net assets)

                                                MAXUS           MAXUS            MAXUS
                                             INCOME FUND     EQUITY FUND     LAUREATE FUND
                                             -----------     -----------     -------------
     Management Fees.......................      1.00%           1.00%            1.00%*
     12b-1 Fees............................      0.50%           0.50%            0.50%
     Other Expenses........................      0.41%           0.40%            2.41%
     Total Fund Operating Expenses.........      1.92%           1.90%            3.92%*

---------------

* Effective January 1, 1997, the Adviser has undertaken, until such time as it gives investors 60 days' notice to the contrary, to waive its management fee with respect to Maxus Laureate Fund to the extent expenses of such Fund (other than interest, taxes, brokerage fees and commissions and extraordinary items) exceed 2.00% of average net assets per annum, except that the total amount of such obligation will not exceed the amount of fees received by the Adviser from Maxus Laureate Fund for the applicable period.

     The 12b-1 fee in the foregoing table is an asset-based sales charge as defined in the Rules of Fair Practice of the National Association of Securities Dealers (the "Rules"). The existence of this charge may cause long-term shareholders to pay more in total sales charges than the economic equivalent of the maximum front-end sales charges permitted under those Rules.

     A shareholder who requests that the proceeds of a redemption be sent by wire transfer will be charged for the cost of such wire, which is $10.00 as of the date of this Prospectus (subject to change without notice).

                       EXAMPLE                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                        ------     -------     -------     --------
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:
  Maxus Income Fund                                      $ 19       $  60       $ 104        $224
  Maxus Equity Fund                                      $ 19       $  60       $ 103        $222
  Maxus Laureate Fund                                    $ 39       $ 120       $ 201        $414

     The purpose of the foregoing table is to assist you in understanding the various costs and expenses that an investor in any Fund will bear, directly or indirectly. THE EXAMPLE SET FORTH IN THE FOREGOING TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

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                               MAXUS INCOME FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The following table sets forth selected data for a share of beneficial interest for the periods shown. This information has been audited by McCurdy & Associates C.P.A.'s, Inc., Certified Public Accountants, whose report appears in the Fund's Statement of Additional Information, a copy of which will be supplied upon request.

                              01/01/96   01/01/95   01/01/94   01/01/93   01/01/92    01/01/91   01/01/90   01/01/89
                                 TO         TO         TO         TO         TO          TO         TO         TO
                              12/31/96   12/31/95   12/31/94   12/31/93   12/31/92*   12/31/91   12/31/90   12/31/89
                              --------   --------   --------   --------   ---------   --------   --------   --------
NET ASSET VALUE:
  Beginning of Period.......   $10.54      $9.73     $10.94     $10.88      $10.98      $9.94     $10.52     $10.57
Net Investment Income.......     0.70       0.72       0.74       0.68        0.42       0.80       0.76       0.68
Net Gains or Losses on
  Securities (realized or
  unrealized)...............     0.24       0.81      (1.22)      0.22       (0.01)      1.05       (.60)      0.49
                               ------     ------     ------     ------      ------     ------     ------     ------
Total from Investment
  Operations................     0.94       1.53      (0.48)      0.90        0.41       1.85       0.16       1.17
Dividends (from net
  investment income)........    (0.70)     (0.72)     (0.73)     (0.68)      (0.42)     (0.81)     (0.74)     (0.89)
Distributions (from capital
  gains)....................     0.00       0.00       0.00      (0.16)      (0.09)      0.00       0.00      (0.33)
Return of Capital...........     0.00       0.00       0.00       0.00        0.00       0.00       0.00       0.00
                               ------     ------     ------     ------      ------     ------     ------     ------
Total Distributions.........    (0.70)     (0.72)     (0.73)     (0.84)      (0.51)     (0.81)     (0.74)     (1.22)

NET ASSET VALUE:
  End of Period.............   $10.78     $10.54      $9.73     $10.94      $10.88     $10.98      $9.94     $10.52
Total Return................     9.20%     16.15%     (4.39)%     8.74%       7.89%     19.27%      1.70%     11.41%

RATIOS/SUPPLEMENTAL DATA
Net Assets
  End of Period
    (Thousands).............   35,728     37,387     33,425     36,147      28,591     18,200     13,307     12,968
Ratio of Expenses to Average
  Net Assets................     1.92%      1.90%      1.81%      l.90%       1.94%      2.00%      2.00%      2.00%
Ratio of Net Income to
  Average Net Assets........     6.50%      7.01%      7.10%      6.06%       7.18%      7.59%      7.43%      6.25%
Portfolio Turnover Rate.....       78%       121%       138%        88%         91%       108%       155%       145%

---------------

* Weighted Average Used

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

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                               MAXUS EQUITY FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The following table sets forth selected data for a share of beneficial interest for the periods shown. This information has been audited by McCurdy & Associates C.P.A.'s, Inc., Certified Public Accountants, whose report appears in the Fund's Statement of Additional Information, a copy of which will be supplied upon request.

                          01/01/96   01/01/95   01/01/94   01/01/93   01/01/92    01/01/91    01/01/90    10/01/89**
                             TO         TO         TO         TO         TO          TO          TO           TO
                          12/31/96   12/31/95   12/31/94   12/31/93   12/31/92*   12/31/91*   12/31/90*   12/31/89*
                          --------   --------   --------   --------   ---------   ---------   ---------   ----------
NET ASSET VALUE:
  Beginning of Period...   $14.57     $12.95     $13.60     $12.29      $11.41       $8.73       $9.79      $10.00
Net Investment Income...     0.27       0.30       0.25       0.13        0.14        0.06       (0.02)       0.17
Net Gains or Losses on
  Securities (realized
  and unrealized).......     2.50       2.60      (0.17)      3.13        1.91        3.22       (1.04)       0.28
                           ------     ------     ------     ------      ------      ------      ------      ------
  Total from Investment
    Operations..........     2.77       2.90       0.08       3.26        2.05        3.28       (1.06)       0.45
Dividends (from net
  investment income)....    (0.27)     (0.27)     (0.22)     (0.12)      (0.14)      (0.06)       0.00       (0.66)
Distributions (from
  capital gains)........    (1.07)     (1.01)     (0.51)     (1.83)      (1.03)      (0.54)       0.00        0.00
Return of Capital.......     0.00       0.00       0.00       0.00        0.00        0.00        0.00        0.00
                           ------     ------     ------     ------      ------      ------      ------      ------
  Total Distributions...    (1.34)     (1.28)     (0.73)     (1.95)      (1.17)      (0.60)       0.00       (0.66)

NET ASSET VALUE:
  End of Period.........   $16.00     $14.57     $12.95     $13.60      $12.29      $11.41       $8.73       $9.79
Total Return............    19.13%     22.43%      0.62%     24.51%      13.56%      36.45%     (10.83)%      4.61%

RATIOS/SUPPLEMENTAL DATA
Net Assets
  End of Period
    (Thousands).........   38,765     31,576     17,018     11,343       5,962       3,081       1,850       1,014
Ratio of Expenses to
  Average Net Assets....     1.90%      1.96%      2.00%      2.61%       2.89%       3.94%       5.25%       0.99%
Ratio of Net Income to
  Average Net Assets....     1.71%      2.01%      1.82%      0.91%       0.80%       0.52%      (0.19)%      1.16%
Portfolio Turnover
  Rate..................      111%       173%       184%       175%        187%        189%        221%        109%

---------------

*  Weighted Average Used

** Commencement of Operations

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

--------------------------------------------------------------------------------

                              MAXUS LAUREATE FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The following table sets forth selected data for a share of beneficial interest for the periods shown. This information has been audited by McCurdy & Associates C.P.A.'s, Inc., Certified Public Accountants, whose report appears in the Fund's Statement of Additional Information, a copy of which will be supplied upon request.

                                                      01/01/96     01/01/95     01/01/94     05/01/93*
                                                         TO           TO           TO           TO
                                                      12/31/96     12/31/95     12/31/94     12/31/93
                                                      --------     --------     --------     --------
NET ASSET VALUE:
  Beginning of Period...............................    $9.82        $9.62        $9.96       $10.00
Net Investment Income...............................    (0.08)       (0.19)       (0.08)       (0.07)
Net Gains or Losses on Securities (realized or
  unrealized).......................................     2.14         1.57        (0.26)        1.16
                                                       ------        -----        -----       ------
Total from Investment Operations....................     2.06         1.38        (0.34)        1.09
Dividends (from net investment income)..............     0.00         0.00         0.00         0.00
Distributions (from capital gains)..................    (1.06)       (1.18)        0.00        (1.13)
Return of Capital...................................     0.00         0.00         0.00         0.00
                                                       ------        -----        -----       ------
  Total Distributions...............................    (1.06)       (1.18)        0.00        (1.13)

NET ASSET VALUE:
  End of Period.....................................   $10.82       $ 9.82       $ 9.62       $ 9.96
Total Return........................................    21.03%       14.41%       (3.41)%       8.62%

RATIOS/SUPPLEMENTAL DATA
Net Assets
  End of Period (Thousands).........................    3,156        1,510        1,998        2,114
Ratio of Expenses to Average Net Assets.............     3.92%        3.85%        3.60%        2.42%
Ratio of Net Income to Average Net Assets...........    (0.73)%      (1.69)%      (0.87)%      (0.66)%
Portfolio Turnover Rate.............................    1,267%       1,377%         469%         152%

---------------

* Commencement of Operations

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

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                INVESTMENT OBJECTIVES AND MANAGEMENT TECHNIQUES
--------------------------------------------------------------------------------

MAXUS INCOME FUND.

     The objective of Maxus Income Fund is to obtain the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. This objective is a fundamental policy of this Fund and may not be changed without approval of a majority of the Fund's outstanding shares. See "General Information." The Fund intends to invest in a wide variety of debt and equity securities. Debt securities will include U.S. Government securities, U.S. Government agency securities, corporate bonds and money market investments such as commercial paper, certificates of deposit, bank or savings and loan association interest-bearing demand accounts, bankers' acceptances and repurchase agreements. Equity securities will include common stock, preferred stock, preferred stock convertible into common stock and corporate bonds convertible into common stock. In addition, for the purpose of achieving capital appreciation a small portion of the Fund's assets (up to 5 percent) may be invested in put and call options which trade on securities exchanges and for which it pays a premium (cost of option). The Fund may sell the options, exercise them or permit them to expire. See. "Risks and Other Considerations - Maxus Income Fund and Maxus Equity Fund." There can be no assurance that the Fund will achieve its investment objective.

     In seeking its objective, Maxus Income Fund will alter the composition of its portfolio as economic and market trends change and the Fund's portfolio may vary considerably between debt and equity securities as these changes occur. The Adviser will increase its investment in short-term money market debt securities during periods when it believes interest rates will rise and stock prices will decline and will increase its investment in long-term debt securities, such as corporate bonds, U.S. Government securities and U.S. Government agency securities, when it believes both interest rates and stock prices will decline. If the Adviser anticipates that both stock prices and interest rates will rise, it will increase its investment in equity securities, such as common stock, preferred stock, and securities convertible into common stock. However, individual equity securities may rise during times of generally declining stock prices. In addition, stock prices may rise at the same time that interest rates are declining. Therefore, the Fund may invest in a combination of debt and equity securities and may shift its investment position as it anticipates changes in the investment environment. Under normal circumstances, at least 65% of this Fund's total assets will consist of income-producing securities. Income-producing securities consist of debt securities, preferred stocks and common and preferred shares of "closed-end" investment companies having portfolios consisting primarily of income-producing securities. See "Investment in Closed-End Investment Companies."

     In selecting its corporate debt securities for Maxus Income Fund the Adviser intends to invest principally in securities rated BBB or better by Standard & Poor's Corporation rating service, but may invest in securities rated as low as BB, B, CCC or CC or unrated securities when these investments are believed by the Adviser to be sound. The Fund will not invest more than 20% of its portfolio in securities rated BB or lower by Standard & Poor's Corporation or unrated securities which, in the opinion of the Adviser, are of comparable quality. Securities rated BBB or lower by Standard & Poor's, sometimes referred to as "junk bonds," are usually considered lower-rated securities and have speculative characteristics. Please refer to Appendix A of this Prospectus for a description of these ratings. See "Risks and other Considerations - Maxus Income Fund and Maxus Equity Fund."

     In selecting commercial paper investments for Maxus Income Fund, the Adviser will invest only in commercial paper rated A-1 or A-2 by Standard & Poor's. Please refer to Appendix A of this Prospectus for a description of these ratings. Except with respect to commercial paper, the Advisor is not restricted as to any specific ratings in selecting money market investments.

     In selecting equity securities for Maxus Income Fund, the Adviser will utilize both fundamental research and technical analysis to identify securities whose downside risk appears small relative to the potential for capital appreciation. In doing so this Fund anticipates that the majority of its equity investments will be made in convertible bonds and convertible preferred stock, since these securities generally have a higher yield and a lesser risk of capital depreciation than the common stocks into which they are convertible. Emphasis will be placed on large, well-capitalized companies listed on a national securities exchange or actively traded on the over-the-counter market.

     Limitations expressed in this section as to the percentage of the Fund's assets which may be invested in a given type of security do not include investments in closed-end funds which may invest in such type of security. See "Investment Objectives and Management Techniques-Investment in Closed-End Investment Companies."

MAXUS EQUITY FUND.

     The objective of Maxus Equity Fund is to obtain a total return, a combination of capital appreciation and income. This objective is a fundamental policy of this Fund and may not be changed without approval of a majority of the fund's outstanding shares.

     In seeking its objective, Maxus Equity Fund intends to invest in a wide variety of equity and debt securities. The Fund will alter the composition of its portfolio as economic and market trends change. Under normal circumstances at least 65% of this Fund's total assets will consist of equity securities. Equity securities consist of common stock and preferred stock (including common and convertible preferred shares of "closed-end" investment companies having portfolios consisting primarily of equity securities) and securities convertible into common stock. The Fund may invest in a wide variety of common stocks, including those listed on an exchange as well as those traded over the counter, those that pay dividends as well as those that do not, and those of large and well-established companies as well as those of smaller or newly-established companies. Common stocks of smaller or newly-established companies often involve a greater risk of decline in market value than may be found in common stocks of other companies.

     In selecting its equity securities, Maxus Equity Fund generally seeks investments in companies whose break-up values are significantly higher than their current share price; companies with high free-cash flows (net income adjusted for non-cash expenses, less funds needed for reinvestment); companies which have the potential for rapid growth but are selling at a low price-to-earnings ratio; and companies in which an event or series of events may turn around poor past performance. Most of the investments in this Fund's portfolio have one or more of these characteristics.

     Although Maxus Equity Fund intends to seek its objective primarily through investments in equity securities, this Fund may invest up to 35% of its portfolio in debt securities (described under "Maxus Income Fund" above) in order to seek capital appreciation and income. In selecting its debt securities, the Fund may invest in securities given high, low or no rating by the ratings services. The Fund will not invest more than 5% of its portfolio in securities rated BB or lower by Standard & Poor's Corporation or unrated securities which, in the opinion of the Adviser, are of comparable quality. Securities rated BBB or lower by Standard & Poor's are usually considered lower-rated securities and have speculative characteristics. Please refer to Appendix A for a description of these ratings. See

"Risks and Other Considerations - Maxus Income Fund and Maxus Equity Fund."

     In addition, when the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments, such as commercial paper, certificates of deposit and bank or savings and loan association interest-bearing demand accounts.

     Furthermore, for the purpose of achieving capital appreciation, a small portion of the Fund's assets (up to 5%) may be invested in put and call options which trade on securities exchanges and for which it pays a premium (cost of option). The Fund may sell the options, exercise them, or permit them to expire. See "Risks and Other Considerations - Maxus Income Fund and Maxus Equity Fund."

     Limitations expressed in this section as to the percentage of the Fund's assets which may be invested in a given type of security do not include investments in closed-end funds which may invest in such type of security. See "Investment Objectives and Management Techniques-Investment in Closed-End Investment Companies."

MAXUS LAUREATE FUND.

     The investment objective of Maxus Laureate Fund is to obtain a high total return, a combination of capital appreciation and income, consistent with reasonable risk. It seeks to achieve this objective by investing exclusively in shares of other registered investment companies. The Fund will allocate its assets among one or more of the following general types of mutual funds: aggressive growth, growth, growth and income, equity income, small company, sector/specialty, foreign stock, global stock, balanced, income, convertible bond, high yield bond, corporate bond, government bond, foreign bond, global bond, municipal bond, short-term world income and money market. The Fund is unlikely at any particular moment to have all of its assets invested in only one of these general types of funds, and may maintain at least some nominal investment in many of these fund types on an ongoing basis. The Adviser will vary the proportion of each type of underlying fund based on the mix of such funds that may, in the Adviser's view, be most likely to achieve the Fund's investment objective. The Fund will not invest in other Maxus Funds. All investments involve risks, and there is no assurance that the investment objective of the Fund will be achieved. The investment objective of the Fund is a fundamental policy and may not be changed without approval of a majority of the Fund's outstanding shares. See "General Information."

     In allocating assets among general types of underlying funds, the Adviser will employ both fundamental and technical analysis to assess relative risk and reward potential throughout the financial markets, with the objective of providing the best opportunity for maximizing total return without incurring unreasonable risk. The allocation process goes beyond the basic determination of the degree to which the Fund's assets should be invested in equity funds versus bond funds. The Adviser engages in continual research with regard to evolving opportunities in various asset subclasses, including: investment discipline (i.e. "growth investing" vs. "value investing"), market capitalization (i.e., "small company" vs. "blue chip," geo-economic considerations (i.e. "domestic" vs. "foreign"), fixed-income security maturities (i.e., "short-term vs. long-term") and sector/industry rotation (e.g., "basic materials" vs. "consumer non-durables" or "aerospace/defense" vs. "electric utilities").

     Generally, in seeking the Fund's objective, the Adviser will alter the composition of the Fund's portfolio as economic and market trends change and the Fund's portfolio may vary considerably among equity, bond, and money market mutual funds as these changes occur. The Adviser will increase its investment in money market funds during periods when it believes interest rates will rise and stock prices will decline and will increase its investment in bond funds when it believes both interest rates and stock prices will decline. If the Adviser anticipates that both stock prices and interest rates will rise, it will increase its investment in equity funds. However, individual equity funds may rise during times of generally declining stock prices. In addition, equity fund prices may rise at the same time that interest rates are declining. Therefore, the Fund may invest in a combination of equity and bond funds and may shift its investment positions as it anticipates changes in the investment environment.

     Within the framework of the foregoing guidelines, the underlying funds in which the Fund will invest will consist of funds which seek capital growth and appreciation by investing primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants); funds which seek a combination of capital appreciation and current income (including income from dividends, income from interest, growth of income or any combination thereof) by investing primarily in common stocks, preferred stocks, bonds and other fixed income securities (including convertible preferred stock and convertible debentures); funds which seek high current income by investing primarily in long or short-term bonds and other fixed income securities (such as securities issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities, commercial paper, preferred stock, convertible preferred stock or convertible debentures); and funds which seek as high a level of current income as is consistent with preservation of capital and liquidity by investing in a broad range of high quality, short-term money market instruments which have remaining maturities not exceeding one year (including U.S. Government securities, bank obligations, commercial paper, corporate debt securities and repurchase agreements). Certain additional investments which the underlying funds may make, together with the risks associated with those investments, are described in Appendix B to this Prospectus.

     The Fund may also deposit cash in a money market deposit account, maintained by the Fund's custodian, (i) for temporary defensive purposes (without monetary limitation) when and to the extent that, in the judgement of the Adviser, other investments involve unreasonable risk, or (ii) as may be considered necessary to accumulate cash in order to meet anticipated redemptions. To the extent that such balances exceed $100,000, the deposit is not protected by federal insurance.

     The Adviser selects underlying funds in which to invest based, in part, upon an analysis of their past performance (absolute, relative and risk-adjusted), management style, and investment objectives and policies. The Adviser also considers other factors in the selection of funds, including, but not limited to, asset size, liquidity, expense ratios, quality of shareholder service, reputation and tenure of portfolio managers, industry classifications represented in their portfolios, and specific portfolio holdings. The underlying funds may, but need not, have the same investment objective, policies and limitations as the Fund. The Fund may be affected by the losses of such underlying funds, and the level of risk arising from the investment practices of such funds (such as repurchase agreements, quality standards, lending of securities, or investment concentration) and has no control over the risks taken by such funds. The Fund can also elect to redeem (subject to the 1% limitation discussed in the section titled "Risks and Other Considerations") its investment in an underlying fund if that action is considered necessary or appropriate.

PORTFOLIO TURNOVER.

     The Funds are not restricted with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions and market prices may dictate and their respective investment policies may require. The portfolio turnover rates in 1996 and 1995, respectively, were 78% and 121% for Maxus Income Fund, 111% and 173% for Maxus Equity Fund and 1,267% and 1,377% for Maxus Laureate Fund. These rates are greater than those of many other investment companies. A high rate of portfolio turnover in any year will increase brokerage com-missions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized net short-term investment gain will be taxed to shareholders as ordinary income. See "Dividends, Distributions and Taxes" below.

     Because Maxus Laureate Fund intends to employ flexible defensive investment strategies when market trends are not considered favorable, and to reallocate fund investments across potentially numerous asset subclasses as evolving economic and financial conditions warrant, the portfolio turnover rate of the Fund in any given year may be higher than that of most other funds with similar objectives. Although the Fund invests exclusively in underlying funds that do not charge front-end or deferred sales loads, the Custodian of the Fund does impose a small transaction charge for each purchase or sale of underlying fund shares. The higher the portfolio turnover rate, the greater will be the custodial transaction charges borne by the Fund.

INVESTMENT IN CLOSED-END INVESTMENT COMPANIES.

     Maxus Income Fund and Maxus Equity Fund may invest in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth below. Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as each Fund), investors seek to buy and sell common shares of closed-end funds in the secondary market. The common shares of many closed-end funds, after their initial public offering, frequently trade at a price per share which is less than the net asset value per share, the difference representing the "market discount" of such common shares. These Funds purchase common shares of closed-end funds which trade at a market discount and which the Adviser believes present the opportunity for capital appreciation or increased income due in part to such market discount.

     However, there can be no assurance that the market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of that Fund's shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. These Funds may also invest in preferred shares of closed-end funds.

     Maxus Income Fund and Maxus Equity Fund each will structure its investments in the securities of closed-end funds to comply with applicable provisions of the Investment Company Act of 1940 (the "1940 Act"). The presently applicable provisions require that (i) each Fund and affiliated person of such Fund not own together more than 3% of the total outstanding stock of any one investment company, (ii) each Fund not offer its shares at a public offering price that includes a sales load of more than 1 1/2% and (iii) each Fund either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in the securities of closed-end funds and vote such proxies with respect to its investment in the securities of closed-end funds and vote such instructions, or vote the shares held by it in the same proportion as the vote of all other holders of such securities. The Fund intends to vote the shares of any closed-end fund held by it in the same proportion as the vote of all other holders of such fund's securities. The effect of such "mirror" voting will be to neutralize each Fund's influence on corporate governance matters regarding the closed-end funds in which such Fund invests.

     Maxus Income Fund and Maxus Equity Fund will not invest directly in the securities of open-end investment companies. However, such Funds may retain the securities of a closed-end investment company that has converted to an open-end fund status subsequent to such Fund's investment in the securities of such closed-end fund. Generally, shares of an open-end investment company can be redeemed, at their net asset value, upon demand to the issuer. However, pursuant to applicable provisions of the 1940 Act, a Fund may not redeem more than 1% of the outstanding redeemable securities of an open-end investment company during any period of 30 days or less. Consequently, if a Fund should own more than 1% of the outstanding redeemable securities of an open-end investment company after such fund's conversion from closed-end fund status, the amount in excess of 1% may be treated as an investment in illiquid securities. Because such Fund may not hold at any time more than 10% of the value of its net assets in illiquid securities (e.g. securities that are not readily marketable within seven days), such Fund may seek to divest itself, prior to any such conversion, of securities in excess of 1% of the outstanding redeemable securities of a converting fund. Such Fund may, however, retain such securities and any amount in excess of 1% of the open-end fund and thereby subject to the limits on redemption would be treated as an investment in illiquid securities subject to the aggregate limit of 10% of such Fund's total assets.

     Maxus Income Fund and Maxus Equity Fund each may invest in the securities of closed-end funds which (i) concentrate their portfolios in issuers in specific industries or in specific geographic areas and (ii) are non-diversified for purposes of the 1940 Act. However, because such Funds do not intend to concentrate their investments in any single industry and because the closed-end funds in which each Fund will invest generally satisfy the diversification requirements applicable to a regulated investment company under the Internal Revenue Code, the Funds do not believe that their investments in closed-end funds which concentrate in specific industries or geographic areas or which are non-diversified for purposes of the 1940 Act will represent any special risks to the shareholders of the Funds. Each Fund will treat its entire investment in the securities of a closed-end fund that concentrates in a specific industry as an investment in securities of an issuer in such industry.

     Some of the closed-ends funds in which Maxus Income Fund and Maxus Equity Fund invest may incur more risks than others. For example, some of these closed-end funds may have policies that permit them to invest up to 100% of their assets in securities of foreign issuers and to engage in foreign currency transactions with respect to their investments; invest up to 100% of their assets in corporate bonds which are not considered investment grade bonds by Standard & Poor's Corporation or Moody's Investor Services, Inc., or which are unrated; invest some portion of their net assets in illiquid securities; invest some portion of their net assets in warrants; lend their portfolio securities; sell securities short; borrow money in amounts up to some designated percentage of their assets for investment purposes; write (sell) or purchase call or put options on securities or on stock indexes; concentrate 25% or more of their total assets in assets in one industry; enter into future contracts; and write
(sell) or purchase options on futures contracts. The risks associated with these investment policies are described in Appendix B to this Prospectus.

     Like the Funds, closed-end funds frequently pay an advisory fee for the management of their portfolios, as well as other expenses. Therefore, investment by a Fund in such funds often results in a "layering" of advisory fees and other expenses, thereby increasing the overall charge to the net asset value of such Fund's shares.

LENDING OF PORTFOLIO SECURITIES.

     Consistent with applicable regulatory requirements, Maxus Income Fund and Maxus Equity Fund each may lend its portfolio securities (principally to broker-dealers) without limit where such loans are callable at any time and are continuously secured by collateral (cash or government securities) equal to no less than the market value, determined daily, of the securities loaned. As an operating policy which may be changed without shareholders vote, the Adviser will limit such lending to not more than one-third of the value of each Fund's total assets. The Fund lending its portfolio securities will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan. Any cash collateral pursuant to these loans will be invested in money market instruments. Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Fund's investment in the securities loaned.

     As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. Also, any securities purchased with cash collateral are subject to market fluctuations while the loan is outstanding.

--------------------------------------------------------------------------------

                      INVESTMENT POLICIES AND RESTRICTIONS
--------------------------------------------------------------------------------

     Each Fund has adopted certain fundamental policies which may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). Certain of these policies are detailed below, while other policies are set forth in the Statement of Additional Information.

MAXUS INCOME FUND AND MAXUS EQUITY FUND

     Neither Maxus Income Fund nor Maxus
Equity Fund may:

     (1) invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities);

     (2) acquire more than 10% of the outstanding voting securities of any one issuer;

     (3) invest more than 25% of the value of such Fund's total assets in securities of companies in a particular industry (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities);

     (4) invest in securities of other registered investment companies, except by purchase in the open market involving only customary brokerage commissions, or except as part of a merger, consolidation, reorganization or acquisition; or

     (5) invest in securities of any registered closed-end investment company, if immediately after such purchase or acquisition such Fund would own more than 3% of the total outstanding voting stock of such closed-end company.

MAXUS LAUREATE FUND

     Maxus Laureate Fund may not:

     (1) invest in securities other than those issued by open-end registered investment companies, including money market funds (this restriction does not preclude the use of the Custodian's money market deposit account for idle cash balances of the Fund);

     (2) invest more than 25% of its total assets in the securities of underlying funds which concentrate (i.e., invest more than 25% of their assets) in the same industry, provided that (i) through its investment in underlying funds, the Fund indirectly may invest more than 25% of its assets in one industry, and (ii) the Fund will concentrate more than 25% of its assets in the mutual fund industry; or

     (3) invest more than 25% of its assets in the shares of any one open-end registered investment company.

     Maxus Laureate Fund must also structure its investments to comply with certain provisions of federal and state securities laws. Under these provisions, among other things, this Fund may not:

     (1) invest in any registered investment company if a purchase of its shares would result in the Fund and its affiliates owning more than 3% of the total outstanding stock of such investment company; or

     (2) purchase the securities of any issuer if, as a result, more than 10% of the value of the Fund's net assets would be invested in securities that are not readily marketable; for this purpose, securities which are not readily marketable include shares of an open-end registered investment company owned by the Fund in an amount exceeding 1% of the issuer's total outstanding securities (see "Risks and Other Considerations").

     Changes in values of particular Fund assets or the assets of the Fund as a whole will not cause a violation of the investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security. Other investment policies are discussed in this Fund's Statement of Additional Information under the heading "Investment Policies and Restrictions."

--------------------------------------------------------------------------------

                         RISKS AND OTHER CONSIDERATIONS
--------------------------------------------------------------------------------

MAXUS INCOME FUND AND MAXUS EQUITY FUND

     Maxus Income Fund and Maxus Equity Fund each may invest in equity and debt securities involving a greater risk of decline in market value than that of other securities. Investments in equity securities will include common stock, preferred stock and convertible preferred stock. While these securities will generally be chosen for their ability to pay dividends, there can be no assurance that the dividends will be continued. Also, individual market values of these securities will fluctuate based on individual corporate developments as well as general economic conditions.

     Investments by these Funds in corporate debt securities will be principally in those rated BBB or better by Standard & Poor's Corporation rating service but may be in lower rated and unrated securities. Securities rated BBB or lower by Standard & Poor's are usually considered lower-rated securities and have speculative characteristics. It should be noted that (a) the market prices of lower-rated securities fluctuate more than prices of higher-rated securities;
(b) the prices of lower-rated securities may decline significantly in periods of general economic difficulty or rising interest rates; (c) there is a greater possibility of a financial reversal affecting the ability of issuers of lower-rated securities to make payments of income and principal on time; (d) lower-rated or unrated securities may include securities which are in default or which are issued by companies in bankruptcy; and (e) the secondary trading market for lower-rated or unrated securities may be less liquid than the market for higher rated securities, thus possibly limiting the ability of the Fund to dispose of such securities when the Adviser deems it desirable to do so. Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers.

     Each Fund also may invest in closed-end investment companies. See "Investment Objectives and Management Techniques-Investment in Closed-End Investment Companies" for a discussion of the risks of such investments.

     Each Fund may also invest a small portion of its assets (up to five percent) in put and call options which trade on securities exchanges and for which it pays a premium. The Fund may suffer a total loss of its investment if the underlying security decreases in value in the case of a call option or increases in value in the case of a put option.

     The operating expenses of these Funds are higher than those of many other funds.

MAXUS LAUREATE FUND

     Any investment in a mutual fund involves risk, and, although Maxus Laureate Fund invests in a number of underlying funds, this practice does not eliminate investment risk. Some of the underlying funds in which the Fund invests may incur more risks than others. For example, some of the underlying funds may have policies that permit them to invest up to 100% of their assets in securities of foreign issuers and to engage in foreign currency transactions with respect to their investments; invest up to 100% of their assets in corporate bonds which are not considered investment grade bonds by Standard & Poor's Corporation or Moody's Investor Services, Inc., or which are unrated; invest some portion of their net assets in illiquid securities; invest some portion of their net assets in warrants; lend their portfolio securities; sell securities short; borrow money in amounts up to some designated percentage of their assets for investment purposes; write (sell) or purchase call or put options on securities or on stock indexes; concentrate 25% or more of their total assets in assets in one industry; enter into future contracts; and write (sell) or purchase options on futures contracts. The risks associated with these investment policies are described in Appendix B to this Prospectus.

     Through its investment in underlying funds, Maxus Laureate Fund indirectly may invest more than 25% of its assets in one industry. Such indirect concentration of the Fund's assets may subject the shares of the Fund to greater fluctuation in value than would be the case in the absence of such concentration.

     Maxus Laureate Fund, together with any "affiliated persons" (as defined in the 1940 Act) may purchase only up to 3% of the total outstanding securities of any underlying fund. For this purpose, shares of underlying funds held by private discretionary investment advisory accounts managed by the Adviser will be aggregated with those held by the Fund. Accordingly, when affiliated persons and other accounts managed by the Adviser hold shares of any of the underlying funds, the Fund's ability to invest fully in shares of those funds is restricted, and the Adviser must then in some instances, select alternative investments that would not have been in first preference.

     Under certain circumstances, an underlying fund may determine to make a payment for redemption of its shares to Maxus Laureate Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities. Such disposition may entail additional costs to the Fund.

     Investment decisions by the investment advisers of the underlying funds are made independently of Maxus Laureate Fund and the Adviser. Therefore, the investment advisor of an underlying fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another underlying fund. The result of this would be an indirected expense to the Fund without accomplishing any investment purpose.

     An investor in Maxus Laureate Fund will bear not only his proportionate share of the expenses of the Fund but also indirectly similar expenses of the underlying funds. These expenses consist of advisory fees, expenses related to the distribution of shares, brokerage commissions, accounting, pricing and custody expenses, printing, legal and audit expenses and other miscellaneous expenses.

     The operating expenses of this Fund are higher than those of many other funds.

     In the event Maxus Laureate Fund holds more than one percent (1%) of an underlying fund's shares, the 1940 Act provides that the underlying fund will be obligated to redeem only one percent (1%) of the underlying fund's outstanding shares during any period of less than 30 days. To the extent that, due to this restriction, the Fund is unable at its discretion to dispose of shares of an underlying fund, the Fund would not be able to protect itself against a decline in value of such shares during the period such restrictions remain in effect. Any shares of an underlying fund held by the Fund in excess of one percent (1%) of the underlying fund's outstanding shares will be considered not readily marketable securities that, together with other such securities, may not exceed 10% of the Fund's net assets.

--------------------------------------------------------------------------------

                                  PERFORMANCE
--------------------------------------------------------------------------------

     From time to time, the Funds may advertise performance data represented by a cumulative total return or an average annual total return. Total returns are based on the overall or percentage change in value of a hypothetical investment in a Fund and assume all of the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's returns, it should be recognized that they are not the same as actual year-by-year results. The total returns for each Fund for periods ended December 31, 1996 were as follows:

                               MAXUS INCOME FUND

   AVERAGE ANNUAL TOTAL RETURNS         CUMULATIVE TOTAL RETURNS
 ONE      THREE     FIVE       TEN       ONE      THREE     FIVE       TEN
YEAR      YEARS     YEARS     YEARS     YEAR      YEARS     YEARS     YEARS
-----     -----     -----     -----     -----     -----     -----     ------
9.20%      6.61%     7.29%     7.91%     9.20%    21.17%    42.16%    114.18%

                               MAXUS EQUITY FUND

    AVERAGE ANNUAL TOTAL RETURNS          CUMULATIVE TOTAL RETURNS
 ONE      THREE     FIVE      LIFE OF      ONE      THREE      FIVE      LIFE OF
YEAR      YEARS     YEARS      FUND*      YEAR      YEARS     YEARS       FUND*
-----     -----     -----     -------     -----     -----     ------     -------
19.13%    13.64%    15.72%     13.80%     19.13%    46.75%    107.50%     155.34%

* From commencement of operations, Sept. 30, 1989.

                              MAXUS LAUREATE FUND

AVERAGE ANNUAL TOTAL RETURNS     CUMULATIVE TOTAL RETURNS
 ONE      THREE      LIFE OF      ONE      THREE     LIFE OF
YEAR      YEARS*      FUND*      YEAR      YEARS      FUND*
-----     ------     -------     -----     -----     -------
21.03%    10.17%      10.72%     21.03%    33.74%     45.26%

* From commencement of operations, May 1, 1993.

     Performance may be compared to well-known indices such as the Dow Jones Industrial Average or alternative investments such as Treasury Bills. Also, the Funds may include published editorial comments compiled by independent organizations such as Lipper Analytical Services or Morningstar, Inc.

     All performance information is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.

     Further information about the performance of each of the Funds is contained in the Funds' Annual Report to Shareholders which may be obtained from the Fund without charge.

--------------------------------------------------------------------------------

                             HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

     The shares of each Fund are sold on a continuing basis without a sales charge. A minimum initial investment of $1,000 is required to open an account with subsequent minimum investments of $100. Investment minimums may be waived at the discretion of each Fund.

SHAREHOLDERS ACCOUNTS.

     When a shareholder invests in a Fund, Maxus Information Systems Inc., the Transfer Agent for each Fund, will establish an open account to which all full and fractional shares (to three decimal places) will be credited, together with any dividends and capital gains distributions, which are paid in additional shares unless the shareholder otherwise instructs the Transfer Agent. Stock certificates will be issued for full shares only when requested in writing. Each shareholder is notified of the status of his account following each purchase or sale transaction.

INITIAL PURCHASE.

     The initial purchase may be made by check or by wire in the following manner:

BY CHECK. The Account Application which accompanies this Prospectus should be completed, signed, and, along with a check for the initial investment payable to Maxus Income Fund, Maxus Equity Fund or Maxus Laureate Fund, mailed to: Maxus Information Systems Inc., 28601 Chagrin Boulevard, Cleveland, Ohio 44122.

BY WIRE. In order to expedite the investment of funds, investors may advise their bank or broker to transmit funds via Federal Reserve Wire System to: Star Bank, N.A. Cinti/Trust, ABA #0420-0001-3, F/F/C Account No. 19-6201 Maxus Mutual Funds DDA 483617213 (Star Bank Trust). Also provide the shareholder's name and account number. In order to obtain this needed account number and receive additional instructions, the investor may contact, prior to wiring funds, Maxus Information Systems Inc., at (216) 292-3434. The investor's bank may charge a fee for the wire transfer of funds.

SUBSEQUENT PURCHASES.

Investors may make additional purchases (minimum $100) in the following manner:

BY CHECK. Checks made payable to Maxus Income Fund, Maxus Equity Fund or Maxus Laureate Fund should be sent, along with the stub from a previous purchase or sale confirmation, to Maxus Information Systems Inc., 28601 Chagrin Boulevard, Cleveland, OH 44122.

BY WIRE. Funds may be wired by following the previously discussed wire instructions for an initial purchase.

BY TELEPHONE. Investors may purchase shares up to an amount equal to 3 times the market value of shares held in the shareholder's account in a Fund on the preceding day for which payment has been received, by telephoning Maxus Information Sys-tems Inc., at (216) 292-3434 and identifying their account by number. Shareholders wishing to avail themselves of this privilege must complete a Telephone Purchase Authorization Form which is available from the Fund. A confirmation will be mailed and payment must be received within 3 business days of date of purchase. If payment is not received within 3 business days the Fund reserves the right to redeem the shares purchased by telephone, and if such redemption results in a loss to the Fund, redeem sufficient additional shares from the shareholder's account to reimburse the Fund for the loss. Payment may be made by check or by wire. The Adviser has agreed to hold the Fund harmless from net losses resulting from this service to the extent, if any, not reimbursed from the shareholder's account. This telephone purchase option may be discontinued without notice.

PRICE OF SHARES.

     The price paid for shares is the net asset value per share of each Fund next determined after receipt by the Transfer Agent of properly identified purchase funds, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt of telephone instructions. Net asset value per share is computed for each Fund as of the close of business (currently 4:00 P.M., New York time) each day the New York Stock Exchange is open for trading and on each other day during which there is a sufficient degree of trading in such Fund's investments to affect materially net asset value of its redeemable securities. Net asset value is determined by totaling the value of all portfolio securities, cash, other assets held by the Fund, and interest and dividends accrued and subtracting from that amount all liabilities, including accrued expenses. The total net asset value is divided by the total number of shares outstanding to determine the net asset value of each share.

     For purposes of computing the net asset value per share of Maxus Income Fund and Maxus Equity Fund, securities listed on a national securities exchange or on the NASDAQ National Market System will be valued on the basis of the last sale of the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of business on each day or, if market quotations are not readily available, at fair value as determined in good faith by each Fund's Board of Trustees. Unless the particular circumstances (such as an impairment of the credit-worthiness of the issuer) dictate otherwise, the fair value of short-term securities with maturities of 60 days or less shall be their amortized cost. All other securities and other assets of each such Fund will be valued at their fair value as determined in good faith by that Fund's Board of Trustees.

     The assets of Maxus Laureate Fund (other than cash and cash equivalents) consist of the underlying funds that are valued at their respective net asset values under the 1940 Act. An underlying fund values securities in its portfolio for which market quotations are readily available at their current market value (generally the last reported sales price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors of the underlying fund. Money market funds with portfolio securities that mature in one year or less may use the amortized cost or penny-rounding methods to value their securities.

OTHER INFORMATION CONCERNING PURCHASE OF SHARES.

     Each Fund reserves the right to reject any order, to cancel any order due to non-payment and to waive or lower the investment minimums with respect to any person or class of persons. If an order is cancelled because of non-payment or because your check does not clear, you will be responsible for any loss that the Fund incurs. If you are already a shareholder, the Fund can redeem shares from your account to reimburse it for any loss. The Adviser has agreed to hold each Fund harmless from net losses to that Fund resulting from the failure of a check to clear to the extent, if any, not recovered from the investor. For purchases of

$50,000 or more, each Fund may, in its discretion, require payment by wire or cashier's or certified check.

     Shares of each Fund are offered exclusively, on a best efforts basis, by the Funds' Distributor, Maxus Securities Corp ("MSC"), an NASD broker-dealer. Purchases of the Fund's shares through MSC will be transmitted promptly to the Transfer Agent so that the investor's purchase order receives the net asset value next determined following receipt of the order by MSC. The address of MSC is 28601 Chagrin Boulevard, Cleveland, Ohio 44122. MSC, which is controlled by Richard A. Barone, Chairman of each Fund, receives for its services as Distributor an annual distribution fee of .25% of average net assets. In addition, each Fund has authorized MSC to make payments for activities and expenses permitted by that Fund's Distribution Plan, and each Fund reimburses MSC for such expenditures. See "Distribution Plans." Certain employees of MSC may receive compensation under the Distribution Plans.

--------------------------------------------------------------------------------

                              HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

     All shares of each Fund offered for redemption will be redeemed at the net asset value per share of that Fund next determined after receipt of the redemption request, if in good order, by the Transfer Agent. See "Price of Shares." Because the net asset value of each Fund's shares will fluctuate as a result of changes in the market value of securities owned, the amount a stockholder receives upon redemption may be more or less than the amount paid for the shares. Redemption proceeds will be mailed to the shareholder's registered address of record or, if $5,000 or more, may be transmitted by wire, upon request, to the shareholder's pre-designated account at a domestic bank. The shareholder will be charged for the cost of such wire. If shares have been purchased by check and are being redeemed, redemption proceeds will be paid only after the check used to make the purchase has cleared (usually within 15 days after payment by check). This delay can be avoided if, at the time of purchase, the shareholder provides payment by certified or cashier's check or by wire transfer.

REDEMPTION BY MAIL.

     Shares may be redeemed by mail by writing directly to the Funds' Transfer Agent, Maxus Information Systems Inc., 28601 Chagrin Boulevard, Cleveland, Ohio 44122. The redemption request must be signed exactly as the shareholder's name appears on the registration form, with the signature guaranteed, and must include the account number. If shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the registration.

     If a shareholder is in possession of the stock certificate, these certificates must accompany the redemption request and must be endorsed as registered with a signature guarantee. Additional documents may be required for registered certificates owned by corporations, executors, administrators, trustees or guardians. A request for redemption will not be processed until all of the necessary documents have been received in proper form by the Transfer Agent. A shareholder in doubt as to what documents are required should contact Maxus Information Systems Inc. at (216) 292-3434.

     You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public is not an acceptable guarantor. A Fund may in its discretion waive the signature guarantee in certain instances.

REDEMPTION BY TELEPHONE.

     Shares may be redeemed by telephone by
calling Maxus Information Systems Inc. at (216) 292-3434 between 9:00 A.M. and 4:00 P.M. eastern time on any day the New York Stock Exchange is open for trading. An election to redeem by telephone must be made on the initial application form or on other forms prescribed by the Fund which may be obtained by calling the Funds at (216) 292-3434. This form contains a space for the shareholder to supply his own four digit identification number which must be given upon request for redemption. A Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. If a Fund fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Any changes or exceptions to the original election must be made in writing with signature guaranteed, and will be effective upon receipt by the Transfer Agent. The Transfer Agent and each Fund reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption option without notice. The minimum telephone redemption is $1,000.

OTHER INFORMATION CONCERNING REDEMPTION.

     Each Fund reserves the right to take up to seven days to make payment if, in the judgment of the Fund's Investment Adviser, such Fund could be affected adversely by immediate payment. In addition, the right of redemption for a Fund may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary week-end and holiday closings), (b) when trading in the markets that the Fund normally utilizes is restricted, or when an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of that Fund's investments or determination of its net asset value not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of that Fund's shareholders.

     Due to the high cost of maintaining accounts, each Fund has the right to redeem, upon not less than 30 days written notice, all of the shares of any shareholder if, through redemptions, the shareholder's account has a net asset value of less than $1,000. A shareholder will be given at least 30 days written notice prior to any involuntary redemption and during such period will be allowed to purchase additional shares to bring his account up to the applicable minimum before the redemption is processed.

--------------------------------------------------------------------------------

                           SYSTEMATIC WITHDRAWAL PLAN
--------------------------------------------------------------------------------

     Shareholders who own shares of a Fund valued at $15,000 or more may elect to receive a monthly or quarterly check in a stated amount (minimum check amount is $100 per month or quarter). Shares will be redeemed at net asset value as may be necessary to meet the withdrawal payments. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually depleted. A withdrawal plan may be terminated at any time by the shareholder or the applicable Fund. Costs associated with a withdrawal plan are borne by the applicable Fund. Additional information regarding systematic withdrawal plans may be obtained by calling Maxus Information Systems Inc. at
(216) 292-3434.

--------------------------------------------------------------------------------

                             INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS.

     The business and affairs of each Fund are managed under the direction of its Trustees as required by Ohio law. The day-to-day operations of each Fund are conducted through or under the direction of its officers. By virtue of the responsibilities assumed by MAM as investment adviser (see below), the Funds have no executive employees other than their officers, each of whom is employed by MAM or its affiliates and none of whom devotes full time to the affairs of any Fund. No officer, director or employee of MAM or any of its affiliates receives any compensation from any Fund for serving as a Trustee or officer of such Fund. Each Fund pays each Trustee who is not an officer, director or employee of MAM or any of its affiliates a fee of $100 per meeting attended and reimburses each such Trustee for travel and out-of-pocket expenses.

THE INVESTMENT ADVISER.

     Each Fund has retained as its investment adviser Maxus Asset Management Inc ("MAM" or the "Adviser"), 28601 Chagrin Boulevard, Cleveland, Ohio 44122, an investment management organization founded in 1976. The Adviser is actively engaged in providing discretionary investment management services to institutional and individual clients and is registered under the Investment Advisers Act of 1940. The Adviser has not been sponsored, recommended or approved, nor have its abilities or qualifications been passed upon, by the Securities and Exchange Commission or any other government agency.

     MAM is a wholly owned subsidiary of Resource Management Inc ("RMI"), an Ohio corporation with interests primarily in the financial services industry. RMI also owns all of the shares of Maxus Securities Corp ("MSC"), the NASD broker/dealer through which shares of each Fund are being offered and with whom each Fund has entered into a Distribution Agreement reimbursing MSC for certain expenses and activities permitted under each Fund's Distribution Plan. See "Distribution Plans." Mr. Richard A. Barone is the president and majority shareholder of RMI and, therefore, is deemed to be in control of MAM and MSC.

     Subject to the supervision and direction of each Fund's Trustees, MAM, as investment adviser, manages each Fund's portfolio in accordance with the stated policies of that Fund. MAM makes investment decisions for each Fund and places the purchase and sale orders for portfolio transactions. In addition, MAM or its affiliates furnishes office facilities and clerical and administrative services, pays the salaries of all officers and employees who are employed by both it and the Funds and, subject to the direction of each Fund's Board of Trustees, is responsible for the overall management of the business affairs of each Fund, including the provision of personnel for recordkeeping, the preparation of governmental reports and responding to shareholder communications.

     Richard A. Barone is the person primarily responsible for the management of the portfolio of each of the Funds. Mr. Barone has been President of MAM since 1976 and has been Chairman of each of the Funds since their inception.

ADVISORY FEE.

     The Adviser receives from each Fund as compensation for its services to each Fund an annual fee of 1% on the first $150,000,000 of each Fund's net assets, and 0.75% of each Fund's net assets in excess of $150,000,000. This fee is higher than that paid by most other investment companies. The fee is paid monthly and calculated on the basis of that month's net assets. For the year ended December 31, 1996, each Fund paid the Adviser a fee equal to 1.00% of that Fund's average net assets.

EXPENSES BORNE BY EACH FUND.

     Each Fund pays all expenses not assumed by the Adviser, including brokerage fees and commissions, fees of Trustees not affiliated with MAM, expenses of registration of the Fund and of the shares of the Fund with the Securities and Exchange Commission and the various states, charges of the custodian, dividend and transfer agent, outside auditing and legal expenses, liability insurance premiums on property or personnel (including officers and trustees), maintenance of trust existence such as the filing of reports required by state law, any taxes payable by the Fund, interest payments relating to Fund borrowings, costs of preparing, printing and mailing registration statements, prospectuses, periodic reports and other documents furnished to shareholders and regulatory authorities, fees and expenses of legal counsel, and costs of printing share certificates, portfolio pricing services and shareholder meetings, reimbursements to RMI for organizational expenses, and costs pursuant to each Fund's plan of distribution described below.

     An investor in Maxus Laureate Fund should recognize that he may invest directly in mutual funds and that, by investing in mutual funds indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund but also indirectly similar expenses of the underlying funds. In addition, a Maxus Laureate Fund shareholder will bear his proportionate share of expenses related to the distribution of the Fund's shares (see "Distribution Plan") and also may indirectly bear expenses paid by an underlying fund related to the distribution of its shares. An investor should also recognize that, as a result of Maxus Laureate Fund's policy of investing in other mutual funds, he may receive taxable capital gains distributions to a greater extent than would be the case if he invested directly in the underlying funds. See "Dividends, Distributions and Taxes."

     RMI, the parent company of the Adviser, paid the organizational expenses of each Fund incurred prior to the initial offering of that Fund's shares, including expenses involved in preparing, printing and mailing registration statements and prospectuses to potential investors.

     Each Fund agreed to reimburse RMI for such expenses which aggregated $46,820 for Maxus Income Fund, $29,575 for Maxus Equity Fund and $27,193 for Maxus Laureate Fund. Such reimbursed expenses were deferred and amortized by each Fund on a straightline basis over a period of five years from the date of commencement of operations.

DISTRIBUTION PLANS.

     Rule 12b-1 (the "Rule") under the Act regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of fund shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a Plan adopted in accordance with the Rule.

     Each Fund has adopted a Plan. The Plan of Maxus Income Fund permits, among other things, payment for distribution in the form of (a) compensation to securities brokers and dealers for selling shares; (b) compensation to securities brokers and dealers, accountants, attorneys, investment advisors, pension actuaries and service organizations for services rendered by them to their clients in reviewing, explaining or interpreting the Fund's prospectus and other selling materials; (c) advertising costs; (d) costs of telephone, mail, or other direct solicitation of prospective investors and of responding to inquiries, as well as the compensation of persons who do the soliciting or respond to inquiries; (e) preparing and printing prospectuses and other selling materials and the cost of distributing them (including postage); (f) reimbursement of travel, entertainment and like expenditures made by the Trustees in promoting the fund and its investment objective and policies;

(g) fees of public relations consultants and (h) awards.

     The Plans of Maxus Equity Fund and Maxus Laureate Fund permit, among other things, payment for distribution in the form of (a) compensation to securities brokers and dealers for selling shares; (b) compensation to securities brokers and dealers, accountants, attorneys, investment advisors, pension actuaries and service organizations for services rendered by them to their clients in reviewing, explaining or interpreting the Fund's prospectus and other selling materials; (c) advertising costs; (d) cost of telephone, mail or other direct solicitation of prospective investors and of responding to inquiries, as well as the compensation of persons who do the soliciting or respond to the inquiries;
(e) printing prospectuses and other selling materials and the cost of distributing them (including postage) to other than current shareholders; (f) reimbursement of travel, entertainment and like expenditures made by the Trustees in promoting the Fund and its investment objective and policies; (g) fees of public relations consultants, and (h) awards.

     Each Fund may expend as much as, but not more than, .50% of its average net assets annually pursuant to its Plan. This amount is higher than that paid under most distribution plans. Included in such amount are fees paid to certain persons for advising their clients regarding the purchase, sale or retention of Fund shares, sometimes referred to as "service fees," which can range up to .25% (on an annual basis) of the average total net asset value of Fund shares owned by the clients of such persons. Expenses exceeding such limits in any fiscal year may not be carried forward to the next year. For the year ended December 31, 1996, the total amount spent pursuant to each Fund's Plan constituted .50% of average net assets.

     The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities such as shares of the Funds. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in the Distributor's opinion it should not prohibit banks from being paid for shareholder servicing. If, because of changes in law or regulation, or because of new interpretations of existing law, a bank or one of the Funds were prevented from entering into or continuing these arrangements, it is expected that the board of such Fund would make other arrangements for these services and that shareholders would not suffer adverse financial consequences.

     A report of the amounts expended under the Plan of each Fund and the purpose of the expenditures must be made to and reviewed by the Board of Trustees of each Fund at least quarterly. In addition, each Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to that Plan without shareholder approval and that other material amendments of that Plan must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" of such Fund (as defined in the 1940 Act) and who have not direct or indirect financial interest in the operation of that Plan or in any agreements related to that plan, by vote cast in person at a meeting called for the purpose of voting on that Plan. Each Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in any related service agreement or by vote of the majority of that Fund's shares. Any service agreement related to the Plan of any Fund terminates upon assignment and is terminable at any time, without penalty, upon not more than 60 days' written notice to any other party to the agreement, by a vote of a majority of the Trustees of such Fund who are not "interested" persons and who have no direct or indirect financial interest in the operation of the Plan or in any of the related service agreements or by vote of a majority of such Fund's shares.

     No Fund is charged for interest, carrying or any other financing charges on any unreimbursed distribution or other expense incurred in a prior plan year, nor is any Fund under a legal obligation to pay all or part of any amount carried over.

     Each Fund's Distribution Agreement with MSC (i) provides for the payment by such Fund to MSC of a distribution fee (the "Distribution Fee") of .25% of average net assets and (ii) authorizes MSC to make payments for activities and expenses permitted by the Plan of such Fund, including the payment of service fees (subject to the .25% limit on service fees described above) and provides that such Fund shall reimburse MSC for such expenditures, in addition to payment of the Distribution Fee. The Distribution Fee is payable without regard to the amount of expenses incurred by MSC. MSC is not required to bear any expenses in connection with the offering of Fund shares. Certain employees of Resource Management Inc., MSC and the Adviser may receive compensation under each Fund's Plan.

EXECUTION OF PORTFOLIO TRANSACTIONS.

     Maxus Income Fund and Maxus Equity Fund. Orders for transactions in portfolio securities for Maxus Income Fund and Maxus Equity Fund are placed by the Adviser with securities broker-dealers with the objective of obtaining the best available price, investment services and execution. Cost of execution (commissions) is an important consideration but may not be the overriding determinant. Based upon this consideration the Adviser makes substantial use of the services of MSC, an affiliate of each Fund and of the Adviser, but is not required to do so.

     Maxus Laureate Fund. Orders for portfolio transactions of Maxus Laureate Fund generally are placed through MSC. In connection therewith, MSC receives orders from the Adviser, places them with the underlying fund's distributor, transfer agent or other person as appropriate, confirms the trades, prices and numbers of shares purchased or sold, assures prompt payment by or to the Fund and proper completion of the order.

     MSC also may receive distribution payments from the underlying funds or their underwriter in accordance with the distribution plans of those funds. If such distribution payments are received by MSC (or any affiliated person with MSC), MSC immediately will remit all of such monies to the Fund.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

     Each Fund will declare and pay, at least annually, dividends to shareholders of substantially all of its net investment income, if any, earned during the year from investments, and will distribute net realized capital gains, if any, once each year. All dividends and distributions will be reinvested automatically at net asset value in additional shares of a Fund unless the shareholder has notified such Fund in writing of his election to receive distributions in cash. The Board of Trustees of Maxus Income Fund has adopted a policy of making distributions of net income on a monthly basis, but that policy is subject to change at any time.

     Each Fund intends to qualify continually as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Such qualification removes from the Fund any liability for federal income taxes upon the portion of its income distributed to shareholders and makes federal income tax upon such distributed income generated by such Fund's investments the sole responsibility of the shareholders. Continued qualification requires each Fund to distribute to its shareholders each year substantially all of its income and capital gains. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible four percent (4%) excise tax. To prevent imposition of the excise tax each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its calendar year net ordinary income, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending December 31 of such year, and (3) 100% of any undistributed net ordinary income and net capital gains for previous years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in December of that year with a record date in December and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund will notify shareholders of the tax status of dividends and distributions.

     Any dividend or distribution paid by a Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution paid shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder, even though subject to income taxes.

     Each Fund may also, from time to time, pay dividends in excess of net income and net realized capital gains. Any such excess dividends would constitute a non-taxable return of capital to the shareholder.

     Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Shareholders should consult their own tax advisers as to the tax consequences of ownership of shares of a Fund in their particular circumstances.

     In accordance with the Code, each Fund may be required to withhold a portion of dividends or redemptions or capital gains paid to a shareholder and remit such amount to the Internal Revenue Service if the shareholder fails to furnish the Fund with a correct taxpayer identification number, if the shareholder fails to supply the Fund with a tax identification number altogether, if the investor fails to make a required certification that his taxpayer identification number is correct and that he is not subject to backup withholding, or if the Internal Revenue Service notifies the Fund to withhold a portion of such distributions from a shareholder's account.

SPECIAL CONSIDERATIONS FOR MAXUS LAUREATE FUND.

     Income received by Maxus Laureate Fund from a mutual fund in that Fund's portfolio (including dividends and distributions of short-term capital gains), as well as interest received on cash held in the Custodian's money market deposit account and net short-term capital gains received by the Fund on the sale of mutual fund shares, will be distributed by the Fund (net of expenses incurred by the Fund) and will be taxable to shareholders as ordinary income. Because the Fund is actively managed and can realize taxable net short-term capital gains by selling shares of an underlying fund with unrealized portfolio appreciation, investing in the Fund rather than directly in the underlying funds may result in increased tax liability to the shareholder, since the Fund must distribute its gain in accordance with the rules of the Code.

     Distributions of net capital gains received by Maxus Laureate Fund from underlying mutual funds, as well as net long-term capital gains realized by the Fund from the purchase and sale of underlying mutual fund shares held by the Fund for more than one year, will be distributed by the Fund and will be taxable to shareholders as long-term capital gains (even if the shareholder has held the shares for less than one year). However, if a shareholder who has received a capital gains distribution suffers a loss on the sale of his shares not more than six months after purchase, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution received.

     For purposes of determining the character of income received by Maxus Laureate Fund when an underlying fund distributes net capital gains to the Fund, the Fund will treat the distribution as a long-term capital gain, even if it has held shares of the mutual fund for less than one year. However, any loss incurred by the Fund on the sale of that underlying fund's shares held for six months or less will be treated as a long-term capital loss only to the extent of the gain distribution. The tax treatment of distributions from the Fund is the same whether the distributions are received in additional shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date.

     Maxus Laureate Fund may invest in underlying funds with capital loss carry-forwards. If such an underlying fund realizes capital gains, it will be able to offset the gains to the extent of its loss carrying forwards in determining the amount of capital gains which must be distributed to its shareholders.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION
--------------------------------------------------------------------------------

     The Funds are separate, diversified, open-end management investment companies, organized as Trusts under the laws of the State of Ohio by Declarations of Trust dated October 31, 1984 (Maxus Income Fund), July 12, 1989 (Maxus Equity Fund) and February 10, 1993 (Maxus Laureate Fund). The Declaration of Trust of each Fund provides for an unlimited number of authorized shares of beneficial interest in such Fund, par value $.10 per share. All shares are of the same class and are freely transferable. Each share has equal dividend rights and is entitled to one vote at all shareholder meetings. Shares of each Fund have non-cumulative voting rights, so that the holders of more than 50% of the shares voting for the election of Trustees can, if they choose to do so, elect all the Trustees of such Fund, in which event the holders of the remaining shares will be unable to elect any person as a Trustee. Whenever the approval of a majority of the outstanding shares of a Fund is required in connection with shareholder approval of an investment advisory contract, changes in the investment objective and policies or the investment restrictions, or approval of a distribution expense plan, a "majority" shall mean the vote of (i) 67% or more of the shares of such Fund present at a meeting, if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or
(ii) more than 50% of the outstanding shares of such Fund, whichever is less. The Funds each hold annual shareholder meetings.

     Upon issuance and sale in accordance with the terms of this Prospectus, each share will be fully paid and non-assessable. Shares of the Fund have no preemptive, subscription or conversion rights and are redeemable as set forth under "How to Redeem Shares." The Declaration of Trust of each Fund also provides that shareholders shall not be subject to any personal liability for the acts or obligations of such Fund and that every agreement, obligation or instrument entered into or executed by such Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. Although each Fund is offering its own shares, it is possible that one Fund may become liable for any misstatement in this Prospectus about one of the other Funds.

     Maxus Laureate Fund intends to vote the shares of the underlying funds held by it in the same proportion as the vote of all other holders of such underlying fund's securities. The effect of such "mirror" voting will be to neutralize such Fund's influence on corporate governance matters regarding the underlying funds in which the Fund invests.

     Shareholders of Maxus Laureate Fund will not have the opportunity to vote on matters submitted to shareholders of the underlying funds. However, shareholders of such Fund will, of course, have the opportunity to vote on matters required to be submitted to shareholders of the Fund.

     Maxus Laureate Fund is not available to residents of the State of Montana.

     Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, is the custodian for each Fund's securities and cash. Maxus Information Systems Inc. ("MIS"), 28601 Chagrin Boulevard, Cleveland, Ohio 44122, is each Fund's Transfer, Redemption and Dividend Distributing Agent. MIS is a subsidiary of RMI, the parent company of the Adviser.

     McCurdy & Associates C.P.A.'s, Inc., 27955 Clemens Road, Westlake, Ohio 44145, have been appointed as independent accountants for the Funds.

     Benesch, Friedlander, Coplan & Aronoff, 2300 BP America Building, 200 Public Square, Cleveland, Ohio 44114, is legal counsel to the Funds and to the Adviser.

--------------------------------------------------------------------------------

                                   APPENDIX A
               DESCRIPTION OF BOND AND COMMERCIAL PAPER RATINGS*
                         STANDARD & POOR'S CORPORATION
--------------------------------------------------------------------------------

BONDS

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for the bonds in higher rated categories.

     BB, B, CCC AND CC: Bonds rated BB, B, CCC and CC are regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER

     A-1: Commercial paper rated A-1 indicates that the degree of safety regarding timely payment is very strong.

     A-2: Commercial paper rated A-2 indicates that the capacity for timely payment is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.
------------------------

*As described by Standard & Poor's Corporation.

--------------------------------------------------------------------------------

                                   APPENDIX B
                 DESCRIPTION OF VARIOUS SECURITIES INVESTED IN,
                          AND TECHNIQUES EMPLOYED BY,
                   FUNDS IN WHICH THE MAXUS FUNDS MAY INVEST
--------------------------------------------------------------------------------

     As described in this Prospectus under "Investment Objectives and Management Techniques" and under "Risks and Other Considerations," Maxus Income Fund and Maxus Equity Fund may invest in the shares of closed-end investment companies (or "closed-end funds") and Maxus Laureate Fund may invest in the shares of open-end investment companies (or "mutual funds"). These closed-end funds and mutual funds (collectively referred to in this Appendix as "underlying funds") may incur certain risks which are described in this Appendix B.

FOREIGN SECURITIES

     An underlying fund may invest up to 100% of its assets in securities of foreign issuers. Investments in foreign securities involve risks relating to political and economic developments abroad as well as those that may result from the differences between the regulation to which U.S. issuers are subject and that applicable to foreign issuers. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of an underlying fund's assets and political or social instability or diplomatic developments.

     Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Moreover, the underlying funds generally calculate their net asset values and complete orders to purchase, exchange or redeem shares only on days when the New York Stock Exchange is open. However, foreign securities in which the underlying funds may invest may be listed primarily on foreign stock exchanges that may trade on other days (such as U.S. holidays and weekends). As a result, the net asset value of an underlying fund's portfolio may be significantly affected by such trading on days when the Adviser does not have access to the underlying funds and shareholders do not have access to the Fund.

     Additionally, because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect an underlying fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the underlying fund. If the value of a foreign currency rises against the U.S. dollar, the value of the underlying fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the underlying fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balance of payments, governmental intervention, speculation and other economic and political conditions. The costs attributable to foreign investment that an underlying fund must bear frequently are higher than those attributable to domestic investing. For example, the costs of maintaining custody of foreign securities exceed custodian costs relating to domestic securities.

FOREIGN CURRENCY TRANSACTIONS

     In connection with its portfolio transactions in securities traded in a foreign currency, an underlying fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, concurrently with the entry into a contract to acquire a foreign security for a specified amount of currency, the fund would purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security purchased or sold and the date on which payment is made or received, the normal range of which is three to fourteen days. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain that might result should the value of such currency increase during the contract period.

HIGH-YIELD SECURITIES

     The Funds may, from time to time, invest in shares of underlying funds which invest in lower-rated securities (rated BBB or lower by Standard & Poor's Corporation Rating Service) or in unrated securities, when, in the view of the Adviser, such investments are consistent with the Fund's investment objective. Certain risk factors that investors should recognize as being associated with the Adviser's discretion to invest in such underlying funds are set forth below.

     In general, when interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. Prices of lower-rated securities (also sometimes referred to as "high-yield" securities) have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities.

     The values of lower-rated securities tend to reflect individual corporate developments to a greater extent than higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Further, securities rated BB or lower by Standard & Poor's are below investment grade and are considered, on balance, to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. In some cases, such securities are subordinated to the prior payment of senior indebtedness, thus potentially limiting the underlying fund's ability to receive payments when senior securities are in default or to recover full principal. Many issuers of lower-rated corporate debt securities are substantially leveraged, which may impair their ability to meet debt service obligations. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. Upon any default, the underlying fund may incur additional expenses to the extent it is required to seek recovery of the payment of principal or interest on the relevant portfolio holding.

     In addition, lower-rated securities may tend to trade in markets that are relatively less liquid than the market for higher rated securities. It is thus possible that the underlying fund's ability to dispose of such securities, when its investment adviser deems it desirable to do so, may be limited. The lack of a liquid secondary market may also have an adverse impact on market price and the underlying fund's ability to dispose of particular issues when necessary to meet the underlying fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. In addition, a less liquid market may interfere with the ability of the underlying fund to accurately value lower-rated securities and, consequently, value the fund's assets. Furthermore, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities, especially in a thinly-traded market.

     The market for "high yield" fixed-income securities has not weathered a major economic recession and it is unknown what effect a recession might have on such securities. It is likely, however, that any such recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn would adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

     Standard & Poor's Corporation ("S&P") is a private service that provides rates of the credit quality of debt obligations. A description of ratings assigned to commercial paper and corporate debt obligations by S&P can be found in Appendix A to this Prospectus. These ratings represent S&P's opinion as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by an underlying fund, an issue of securities may cease to be rated or its ratings may be reduced below the minimum rating required for purchase by an underlying fund.

CONVERTIBLE PREFERRED STOCKS AND DEBT SECURITIES

     Certain preferred stocks and debt securities that may be held by an underlying fund have conversion features allowing the holder to convert securities into another specified security (usually common stock) of the same issuer at a specified conversion ratio (e.g., two shares of preferred for one share of common stock) at some specified future date or period. The market value of convertible securities generally includes a premium that reflects the conversion right. That premium may be negligible or substantial. To the extent that any preferred stock or debt security remains unconverted after the expiration of the conversion period, the market value will fall to the extent represented by that premium.

ILLIQUID SECURITIES

     An underlying fund may invest in securities for which no readily available market exists ("illiquid securities") or securities the disposition of which would be subject to legal restrictions (so-called "restricted securities") and repurchase agreements maturing in more than seven days. A considerable period may elapse between an underlying fund's decision to sell securities and the time when the fund is able to sell such securities. If, during such a period, adverse market conditions were to develop, the underlying fund might obtain a less favorable price than prevailed when it decided to sell.

INDUSTRY CONCENTRATION

     An underlying fund may concentrate its investments within one industry. Because the scope of investment alternatives within an industry is limited, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

OPTION ACTIVITIES

     An underlying fund may write (i.e., sell) call options ("calls") if the calls are "covered" throughout the life of the option. A call is "covered" if the fund owns the optioned securities. When a fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund will forego any gain from an increase in the market price of the underlying security over the exercise price.

     An underlying fund may purchase a call on securities only to effect a "closing transaction," which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligation. If the fund is unable to effect a closing transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the fund delivers the underlying security).

     An underlying fund also may write and purchase put options ("puts"). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When a fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based on the values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date.

     An underlying fund's option positions may be closed out only on an exchange that provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at any given time for any particular option. In this regard, trading in options on certain securities (such as U.S. Government securities) is relatively new, so that it is impossible to predict to what extent liquid markets will develop or continue.

     An underlying fund's custodian, or a securities depository acting for it, generally acts as escrow agent as to the securities on which the fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the fund. Until the underlying securities are released from escrow, they cannot be sold by the fund.

     In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation ("OCC") has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

FUTURES CONTRACTS

     An underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract mar-kets" that, through their clearing corporation, guarantee performance of the contracts.

     Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of debt securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if an underlying fund holds long-term U.S. Government securities and it anticipates a rise in long-term interest rates (and therefore a decline in the value of those securities), it could, in lieu of disposing of those securities, enter into futures contracts for the sale of similar long-term securities. If rates thereafter increase and the value of the fund's portfolio securities thus declines, the value of the fund's futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of debt securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if an underlying fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize.

     A stock index futures contract may be used to hedge an underlying fund's portfolio with regard to market risk as distinguished from risk relating to a specific security. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based.

     There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes.

     In addition, the market price of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

     Finally, positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist at any particular time.

OPTIONS ON FUTURES CONTRACTS

     An underlying fund may purchase and write (sell) put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A fund may purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

     As with options on securities, the holder of an option on a futures contract may terminate its position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. An underlying fund is required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

     In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There can be no certainty that liquid secondary markets for all options on futures contracts will develop. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to an underlying fund because the maximum amount of risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

SHORT SALES

     An underlying fund may sell securities short. In a short sale, the fund sells securities that it does not own, making delivery with securities "borrowed" from a broker. The fund is then obligated to replace the borrowed securities by purchasing them at the market price at the time of replacement. This price may or may not be less than the price at which the securities were sold by the fund. Until the securities are replaced, the fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. In order to borrow the securities, the fund may also have to pay a premium that would increase the cost of the securities sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

     The fund also must deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the sale (not including the proceeds from the short sale). Each day the short position is open, the fund must maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral
(1) equals the current market value of the securities sold short and (2) is not less than the market value of the securities at the time they were sold short. Depending upon market conditions, up to 80% of the value of a fund's net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales.

     An underlying fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those dates. The amounts of any gain will be decreased and the amount of any loss in-creased by the amount of any premium, dividends or interest the fund may be required to pay in connection with the short sale.

     A short sale is "against the box" if at all times when the short position is open the fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.

WARRANTS

     An underlying fund may invest in warrants, which are options to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Moreover, they are usually issued by the issuer of the security to which they relate. While warrants may be traded, there is often no secondary market for them. The prices of the warrants do not necessarily move parallel to the prices of the underlying securities. Holders of warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price paid for the warrant and the right to purchase the underlying security.

MASTER DEMAND NOTES

     Although the Funds themselves will not do so, underlying funds (particularly money market mutual funds) may invest up to 100% of their assets in master demand notes. Master demand notes are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the fund and the issuing corporation. Because they are direct arrangements between the fund and the issuing corporation, there is no secondary market for the notes. However, they are redeemable at face value, plus accrued interest, at any time.

REPURCHASE AGREEMENTS

     Underlying funds, particularly money market funds, may enter into repurchase agreements with banks and broker-dealers under which they acquire securities subject to an agreement with the seller to repurchase the securities at an agreed upon time and price. These agreements are considered under the Investment Company Act of 1940 to be loans by the purchaser collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, the underlying fund may experience delay or difficulties in exercising its rights to realize upon the securities held as collateral and might incur a loss if the value of the securities should decline.

LOANS OF PORTFOLIO SECURITIES

     An underlying fund may lend its portfolio securities provided: (1) the loan is secured continuously by collateral of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned;
(3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

HEDGING

     An underlying fund may employ many of the investment techniques described in this section not only for investment purposes, but also for hedging purposes. For example, an underlying fund may purchase or sell put and call options on common stocks to hedge against movements in individual common stock prices, or purchase and sell stock index futures and related options to hedge against marketwide movements in common stock prices. Although such hedging techniques generally tend to minimize the risk of loss that is hedged against, they also may limit commensurately the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

LEVERAGE THROUGH BORROWING

     An underlying fund may borrow up to 25% of the value of its net assets on an unsecured basis from banks to increase its holdings of portfolio securities. Under the Investment Company Act of 1940, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Leveraging will exaggerate the effect of any increase or decrease in value of portfolio securities on the fund's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.

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                                       37

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                                       38

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                                       39

------------------------------------------------------

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Adviser. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

TABLE OF CONTENTS                      PAGE
--------------------------------------------
Highlights...........................     2
Financial Highlights.................     4
Investment Objectives and Management
  Techniques.........................     7
Investment Policies and
  Restrictions.......................    13
Risk and Other Considerations........    14
Performance..........................    16
How to Purchase Shares...............    17
How to Redeem Shares.................    19
Systematic Withdrawal Plan...........    20
Investment Management................    21
Dividends, Distributions and Taxes...    24
General Information..................    26
Appendix A...........................    28
Appendix B...........................    29

------------------------------------------------------
Investors are advised to read
this Prospectus and to retain
it for future reference.
                                          LOGO
         MUTUAL                                                            FUNDS

               -----------------------------------------------------------

         PROSPECTUS

         April 30, 1997

                                                INCOME - EQUITY - LAUREATE FUNDS

                           REGISTRATION INSTRUCTIONS
                ------------------------------------------------

] Please use this form to establish an account with a purchase by check or wire into any Maxus Fund.

] If you need assistance, a Maxus Associate will be happy to help you. Call us toll-free at 1-800-44-MAXUS.

] THIS FORM MAY NOT BE USED TO OPEN AN IRA OR OTHER RETIREMENT PLAN. Please call us for the correct retirement account form.

---------------------------------------------------------------------
 1  YOUR ACCOUNT REGISTRATION

Please provide the information exactly as you wish it to appear on your account (e.g., as your name appears on your other financial/legal records, such as your bank account, will, etc.). Corporations, trusts, or others in any representative capacity may need to provide additional documents before registering an account. Call Maxus (1-800-44-MAXUS) for details. PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER. FOR MOST INDIVIDUALS, THIS IS YOUR SOCIAL SECURITY NUMBER.

---------------------------------------------------------------------
 2  YOUR ADDRESS

Please provide your complete mailing address in addition to the other requested information.

---------------------------------------------------------------------
 3  YOUR INVESTMENT

Please be sure to indicate Maxus Fund(s) and amount.

---------------------------------------------------------------------
 4  DIVIDENDS AND CAPITAL GAINS OPTIONS

Unless a box is checked, all distributions will be reinvested.

---------------------------------------------------------------------
 5  PERSONAL FINANCIAL DATA
Please check all the appropriate boxes.

---------------------------------------------------------------------
 6  SIGNATURES

Please sign exactly as your name is registered in Section 1.

---------------------------------------------------------------------
 7  TELEPHONE PURCHASE AND REDEMPTION
     AUTHORIZATION (TPR)

Enjoy the privilege of telephone purchase and redemption associated with your Maxus Fund account(s) (minimum $1,000). Simply sign the agreement on the application form in exactly the same manner that you signed under Section 6.

---------------------------------------------------------------------
 8  WIRING AND SYSTEMATIC WITHDRAWAL
     OPTIONS

For the convenience of redeeming shares by wire, please complete this section now. Proceeds will be wired to your bank account upon your request.

WIRE REDEMPTION -- a voided, preprinted check from your checking account or a preprinted deposit slip from your checking or savings account must be attached.

SYSTEMATIC WITHDRAWAL PLAN (SWP) -- transfers money from your Maxus account to your bank account on a monthly, bi-monthly, quarterly, semi-annual, or annual basis. (Minimum $15,000 initial investment and $100/withdrawal.).

To arrange for this service, please specify the type of service and attach a voided, preprinted check from your checking account or a preprinted deposit slip from your checking or savings account. Please note that passbook savings accounts are not eligible for this service, and that your bank must be a member of the Automated Clearing House (ACH) network. NOTE: PLEASE SPECIFY THE AMOUNT OF WITHDRAWAL ($100 MINIMUM) AND THE TRANSACTION DATE.

If you are establishing options that use more than one bank account, please indicate the appropriate option on your voided check or deposit slip.

MAIL TO:                                                     LOGO                         Account Number_________________________
Maxus Mutual Funds                                                                        Broker/Dealer__________________________
Maxus Information Systems Inc.                                                            Agent__________________________________
28601 Chagrin Boulevard, Suite 500                                                        Number_________________________________
Cleveland, Ohio 44122

-------------------------------------                                                     ----------------------------------------

                           ACCOUNT REGISTRATION FORM
                 ---------------------------------------------

 BEFORE YOU COMPLETE THE ACCOUNT REGISTRATION FORM, PLEASE BE SURE TO READ THE
                       INSTRUCTIONS ON THE REVERSE SIDE.
   PLEASE DO NOT USE THIS APPLICATION TO OPEN AN IRA OR OTHER RETIREMENT PLAN

PLEASE PRINT, PREFERABLY WITH BLACK INK.

---------------------------------------------------------------------
 1  YOUR ACCOUNT REGISTRATION (CHECK ONE BOX)

[ ] INDIVIDUAL OR JOINT ACCOUNT

   --------------------------------------------------------------------
   Owner's Name: First, Initial (if used), Last

   ----------------------------   -------------------------------------
   Owner's Date of Birth             Owner's Social Security Number

   --------------------------------------------------------------------
   Joint Owner's name: First, Initial (if used), Last
   ----------------------------   -------------------------------------
   Joint Owner's Date of Birth    Joint Owner's Social Security Number

JOINT ACCOUNTS WILL BE REGISTERED JOINT TENANTS WITH THE RIGHT OF SURVIVORSHIP UNLESS OTHERWISE SPECIFIED.

[ ] GIFT OR TRANSFER TO MINOR

   --------------------------------------------------------------------
   Custodian's Name (One Name Only): First, Initial (if used), Last

   --------------------------------------------------------------------
   Minor's Name (One Name Only): First, Initial (if used), Last under the  ____________________ Uniform Gifts/Transfers to Minors
   Act.
           (State of Minor's Residence)
                                  -------------------------------------
                                     Minor's Social Security Number

[ ] TRUST

   --------------------------------------------------------------------
   Trustee(s) Name

   --------------------------------------------------------------------
   Name of Trust Agreement

   --------------------------------------------------------------------
   Beneficiary's Name

   ----------------------------   -------------------------------------
                                         Date of Trust Document
   Taxpayer ID Number             (must be completed for registration)

[ ] CORPORATION, PARTNERSHIP, OR OTHER ENTITY
    [ ] Corporation       [ ] Partnership       [ ] Other

   --------------------------------------------------------------------
   Name of Corporation or Other Entity

   ----------------------------   -------------------------------------
   Taxpayer ID Number               Officer or Authorized Individual

---------------------------------------------------------------------
 2  YOUR ADDRESS

Do you have other Maxus accounts?      [ ] Yes          [ ] No

   --------------------------------------------------------------------
   Street or P.O. Box Number

   --------------------------------------------------------------------
       City                   State                   Zip

   Citizenship:  [ ]  U.S.      [ ]  Resident Alien
              [ ]  Non-Resident Alien
     (Country)

   (   )___________________________ (   )______________________________
             Daytime Telephone                Evening Telephone
   --------------------------------------------------------------------
   Employer Name, City and State

   --------------------------------------------------------------------
   Occupation

---------------------------------------------------------------------
 3  YOUR INVESTMENT

Enclosed is my check made payable to the applicable Fund:

   [ ] Maxus Income Fund                            $___________________

   [ ] Maxus Equity Fund                            $___________________

   [ ] Maxus Laureate Fund                          $___________________

  FOR HELP WITH THIS APPLICATION, OR FOR MORE INFORMATION, CALL US TOLL FREE:
                         1-800-44-MAXUS (800-446-2987)

---------------------------------------------------------------------
 4  DIVIDENDS AND CAPITAL GAINS OPTIONS

All income dividends and capital gains distributions will be reinvested in shares unless noted below:

       [ ] Pay all income in cash
       [ ] Pay all capital gains in cash

---------------------------------------------------------------------
 5  PERSONAL FINANCIAL DATA

   INVESTMENT OBJECTIVES                     RISK TOLERANCE

       [ ] Aggressive Growth                 [ ] Aggressive
       [ ] Long-Term Growth                   [ ] Moderate
       [ ] Income                           [ ] Conservative
   ANNUAL INCOME                                NET WORTH

       [ ] Less than $25,000              [ ] Less than $50,000
       [ ] $25,000 - $75,000             [ ] $50,000 - $150,000
       [ ] Greater than $75,000         [ ] Greater than $150,000

---------------------------------------------------------------------
 6  SIGNATURE (SIGN BELOW)

By signing this form, I/we certify that:

- I/We have full authority and legal capacity to purchase Fund shares.

- I/We have received a current prospectus of the Fund and agree to be bound by its terms.

- Under penalty of perjury, I/we also certify that--
  a. The number shown on this form is my correct taxpayer ID number.
  b. I am not subject to backup withholding because (i) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (ii) the IRS has notified me that I am no longer subject to backup withholding. (CROSS OUT ITEM "B" IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.)

         PLEASE SIGN BELOW: (IF JOINT ACCOUNT, BOTH OWNERS MUST SIGN.)

---------------------------------------------------------------------

------------------------------------------------------    -------------------
      SIGNATURE (OWNER, TRUSTEE, CUSTODIAN, ETC.)            DATE

------------------------------------------------------    -------------------
      SIGNATURE (JOINT OWNER, CO-TRUSTEE)                    DATE

---------------------------------------------------------------------
 7  TELEPHONE PURCHASE AND REDEMPTION
     AUTHORIZATION (TPR)

   The undersigned hereby authorizes Maxus Information Systems Inc. ("Transfer Agent"), acting as the undersigned's attorney in fact, to accept telephone purchases and redemptions from the undersigned (or any of the undersigned if more than one owner) at the net asset value per share next determined after the receipt of the call. The minimum telephone purchase or redemption is $1,000. The maximum purchase for any Fund is three (3) times the net asset value of unissued shares of that Fund held in the undersigned's account on the day preceding such telephone purchase for which payment has been received. THE UNDERSIGNED UNDERSTANDS AND AGREES THAT PAYMENT FOR THE TELEPHONE PURCHASE MUST BE RECEIVED BY THE TRANSFER AGENT WITHIN THREE (3) BUSINESS DAYS. IF SUCH PAYMENT IS NOT RECEIVED, THE TRANSFER AGENT WILL REDEEM THE TELEPHONE PURCHASE SHARES, AND IF SUCH REDEMPTION RESULTS IN A LOSS TO THE FUND, REDEEM SUFFICIENT ADDITIONAL SHARES FROM THE UNDERSIGNED'S ACCOUNT TO REIMBURSE THE FUND FOR SUCH LOSS.
   A check for the net amount of a REDEMPTION will be made payable to owner(s) as designated on the registration of account and mailed to the owner's address as designated on the registration, within five (5) business days.
   The undersigned hereby authorizes the Transfer Agent to honor any telephone purchase or redemption believed by the Transfer Agent to be genuine and agrees to be bound by the Transfer Agent's records of such instructions and the undersigned and his assigns and successors release the Transfer Agent and the Fund and their respective officers and employees from any and all liability for so acting.
   It is understood that this Authorization Form will continue in effect until the Transfer Agent receives written notice of its cancellation from the undersigned. This service may be discontinued without notice. A current prospectus of the Fund should be read in advance of purchase hereunder.

---------------------------------------------------------------------

------------------------------------------------------   ----------------------
      INVESTOR'S SIGNATURE                                 ACCOUNT NUMBER

------------------------------------------------------   ----------------------
      CO-INVESTOR'S SIGNATURE                              AUTHORIZATION NUMBER

NOTE: A bill is not received for telephone purchases. Confirmation Statements are sent by the Transfer Agent after payments have been received for purchases or instructions received for redemptions. Shareholders should send payments promptly with a payment stub from a prior Confirmation Statement or enclose an explanatory note. Four digit authorization numbers must be selected for your protection and presented to the Transfer Agent for each telephone redemption.

--------------------------------------------------------------------------------
 8   WIRING AND SYSTEMATIC WITHDRAWAL OPTIONS

To arrange for the wire redemption service, please provide your bank's telephone number below and attach a voided, preprinted check from your checking account or a preprinted deposit slip from your checking or savings account. A canceled check or deposit receipt WILL NOT be accepted. Passbook savings accounts ARE NOT eligible for these services.

(    ) ______________________________
          Bank Telephone Number

PLEASE INDICATE THE TYPE OF SERVICE YOU WISH TO ESTABLISH:

[ ] WIRE REDEMPTION

[ ] SYSTEMATIC WITHDRAWAL PLAN (SWP) (MINIMUM $100/WITHDRAWAL):  Please transfer
    $  ____________ from my Maxus account to my bank account.

    Please indicate the payment frequency (e.g., monthly, every other month, quarterly, semi-annually)______________________________________________.

       MINIMUM INITIAL INVESTMENT FOR SYSTEMATIC WITHDRAWAL PLAN $15,000

--------------------------------------------------------------------------------
 9   APPOINTMENT OF INVESTMENT ADVISOR

 1._________________________I (we) have provided full investment discretion to (Customer(s) Signature)

   ________________________________________________ ("Customer's Adviser") by
   a separate agreement and Customer's Adviser has full authority to purchase and redeem shares of the Fund.

 2.________________________Upon receipt of management fee bills from Customer's
   (Customer(s) Signature)

   Adviser, the Fund is authorized and directed to redeem enough of my (our) shares in the Fund to pay such fees and to send the proceeds directly to Customer's Adviser.

                                      LOGO

                           F     U     N     D     S

                         ACCOUNT   REGISTRATION   FORM

STATEMENT OF ADDITIONAL INFORMATION                               April 30, 1997



                                MAXUS INCOME FUND
                             28601 Chagrin Boulevard
                              Cleveland, Ohio 44122
                                 (216) 292-3434



         Maxus Income Fund (the "Fund") is a diversified, open-end management investment company with an investment objective of obtaining the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. This Statement of Additional Information relating to the Fund is not a prospectus and should be read in conjunction with the Fund's prospectus. A copy of the Fund's prospectus can be obtained from the Fund's distributor, Maxus Securities Corp., 28601 Chagrin Boulevard, Cleveland, Ohio 44122, telephone number (216) 292-3434. The date of the prospectus to which this Statement relates is April 30, 1997.

         The date of this Statement of Additional Information is April 30, 1997.

                                TABLE OF CONTENTS
                                -----------------


CAPTION                                           PAGE        LOCATION IN PROSPECTUS
-------                                           ----        ----------------------

General Information and History                    3          General Information

Investment Objective and Policies                  3          Investment Objectives and Management
                                                              Techniques

Management of the Fund                             6          Investment Management


Ownership of Shares                                8          Not Applicable


Investment Advisory and Other Services             8          Investment Management

Brokerage Allocation                               10         Execution of Portfolio Transactions

Capital Stock and Other Securities                 12         General Information

Purchase, Redemption and Pricing of                12         How to Purchase Shares/How
Securities Being Offered                                      to Redeem Shares

Determination of Net Asset Value                   12         How to Purchase Shares

Tax Status                                         12         Dividends, Distributions and Federal
                                                              Taxes

Distributor                                        14         Investment Management

Financial Statements                               15         Financial Highlights

                         GENERAL INFORMATION AND HISTORY

         Maxus Income Fund (the "Fund") is a diversified, open-end management investment company that seeks the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. The Fund was organized as a Trust under the laws of the State of Ohio pursuant to a Declaration of Trust dated October 31, 1984.


                        INVESTMENT OBJECTIVE AND POLICIES

         The investment objective and policies of the Fund are briefly described in the Fund's prospectus under the heading "INVESTMENT OBJECTIVE AND MANAGEMENT TECHNIQUES." The Fund has also adopted the following fundamental investment policies and restrictions in addition to the fundamental investment policies described in the Prospectus under the sub-heading "Investment Restrictions". These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act of 1940 (the "Act"), the "vote of a majority of the outstanding voting securities" of the Fund means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

                  1. Invest more than 10% of the Fund's total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation.

                  2. Invest more than 10% of the Fund's net assets in securities for which market quotations are not readily available and repurchase agreements maturing in more than seven days.

                  3. Lend money or securities, provided that the making of interest-bearing demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, certificates of deposit, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited and the Fund may lend its portfolio securities as described in the Prospectus under the caption "Investment Objectives and Management Techniques Lending of Portfolio Securities."

                  4. Borrow money except for temporary or emergency purposes from banks (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowings secured thereby.

                  5. Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

                  6. Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options.

                  7. Purchase or retain the securities of any issuer if any of the officers or Trustees of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

                  8. Invest for the purpose of exercising control or management of another issuer.

                  9. Invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

                  10. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

                  11. Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

                  12. Issue senior securities as defined in the Act.

                  13. Purchase securities subject to restrictions on disposition under the Securities Act of 1933.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

         The Fund will not invest more than 5% of its assets in repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of an obligation but the seller agrees, at the time of sale, to repurchase the obligation at a mutually agreed-upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the interest rate on the purchased security. The Fund will make payments for repurchase agreements only upon physical delivery or evidence of book entry transfer to the account of the custodian or bank acting as agent. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


         The Fund's portfolio turnover rate (see "INVESTMENT OBJECTIVES AND MANAGEMENT TECHNIQUES" in Prospectus) for the fiscal years ended December 31, 1996 and 1995 was 78% and 121%, respectively.

Risk Factors
------------

         As stated in the Prospectus, in selecting its corporate debt securities the Adviser intends to invest principally in securities rated BBB or better by Standard & Poor's Corporation Rating Service, but may invest in securities rated as low as BB, B, CCC or CC or unrated securities when these investments are believed by the Adviser to be sound. Securities rated BBB or lower by Standard & Poor's are usually considered lower-rated securities. Please refer to Appendix A to the Prospectus for a description of these ratings. The Prospectus sets forth certain risk factors which should be noted in connection with the Adviser's discretion to invest in lower-rated securities. Set forth below is an expanded discussion of such risk factors. It also should be noted that the sections of the Prospectus captioned "Investment Objectives and Management Techniques" and "Risk Factors and Other Considerations", as well as Appendix B to the Prospectus, contain a discussion of additional risk factors which should be considered in connection with an investment in the Fund.

         In general, when interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. Prices of lower-rated securities (also sometimes referred to as "high-yield" securities) have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities.

         The values of lower-rated securities tend to reflect individual corporate developments to a greater extent than higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Further, securities rated BB or lower by Standard & Poor's are below investment grade and are considered, on balance, to be predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. In some cases, such securities are subordinated to the prior payment of senior indebtedness, thus potentially limiting the Fund's ability to receive payments when senior securities are in default or to recover full principal. Many issuers of lower-rated corporate debt securities are substantially leveraged, which may impair their ability to meet debt service obligations. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. Upon any default, the Fund may incur additional expenses to the extent it is required to seek recovery of the payment of principal or interest on the relevant portfolio holding.

         In addition, lower-rated securities may tend to trade in markets that are relatively less liquid than the market for higher rated securities. It is thus possible that the Fund's ability to dispose of such securities, when the Adviser deems it desirable to do so, may be limited. The lack of a liquid secondary market may also have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. In addition, a less liquid market may interfere with the ability of the Fund to accurately value lower-rated securities and, consequently, value the Fund's assets. Furthermore, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities, especially in a thinly-traded market.

         The market for "high yield" fixed-income securities has not weathered a major economic recession and it is unknown what effect a recession might have on such securities. It is likely, however, that any such recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn would adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.


                             MANAGEMENT OF THE FUND
                             ----------------------


         The following table provides biographical information with respect to each current Trustee and officer of the Fund. Each Trustee who is or may be deemed to be an "interested person" of the Fund, as defined in the Act, is indicated by an asterisk. Each Trustee of the Fund is also a Trustee of Maxus Equity Fund and Maxus Laureate Fund, two other open-end management investment companies.



                                               Position Held           Principal Occupation(s)
Name and Address                               With the Fund           During Past 5 Years
----------------                               -------------           ---------------------

Richard A. Barone*                             Chairman                President of Maxus Securities
28601 Chagrin Boulevard                                                Corp. (broker-dealer), Maxus
Cleveland, Ohio  44122                                                 Asset Management Inc. (invest-
                                                                       ment adviser) and Resource
                                                                       Management Inc. (financial services)

N. Lee Dietrich                                Trustee                 Retired; formerly Vice
7090 Morley Road                                                       President, Ohio Convenient
Painesville, Ohio  44077                                               Food Mart, Inc.

Sanford Fox, D.D.S.                            Trustee                 Endodontist
6789 Ridge Road, #301
Parma, Ohio  44129


Burton D. Morgan                               Trustee                 Chairman, Morgan Bank (bank);
Park Place                                                             President, Basic Search Inc.
10 West Streetsboro Road                                               (venture  capital); Chairman,
Hudson, Ohio  44236                                                    Multi-Color Corporation (printing);
                                                                       Chairman, Morgan Funshares, Inc.
                                                                       (mutual fund)



Murlan J. Murphy                               Trustee                 Independent Investor



Michael A. Rossi, C.P.A.                       Trustee                 Certified Public Accountant
6559 Wilson Mills Road
Highland Heights, Ohio  44143

Robert A. Schenkelberg, Jr.*                   Trustee                 President, Entrust Inc.
One Commerce Park                                                      (financial planning)
Suite 300
23200 Chagrin Boulevard
Beachwood, Ohio  44122





James Onorato                                  Vice-President          Vice President, Resource
28601 Chagrin Boulevard                                                Management Inc.
Cleveland, Ohio  44122

Robert W. Curtin                               Secretary               Senior Vice President and Secretary,
28601 Chagrin Boulevard                                                Maxus Securities Corp.; formerly
Cleveland, Ohio  44122                                                 Executive Vice President,
                                                                       Roulston & Company, Inc.


         No officer, director or employee of Maxus Asset Management Inc. ("MAM") or of any parent or subsidiary receives any compensation from the Fund for serving as an officer or Trustee of the Fund. During the fiscal year ended December 31, 1996, the Fund paid a fee of $100 for each Board of shareholders meeting attended by each Trustee who is not an interested person of MAM. Such fees, which were the only compensation or benefits paid to Trustees, are summarized in the following table:







                                                 COMPENSATION TABLE
                                                                                     Total Compensation
                                                Aggregate Compensation              from all Maxus Funds
            Name of Trustee*                        from the Fund                     Paid to Trustees
            ----------------                        -------------                     ----------------
Richard A. Barone                                        $  0                              $    0

N. Lee Dietrich                                          $300                              $  900

Sanford A. Fox, D.D.S.                                   $400                              $1,200

Burton D. Morgan                                         $400                              $1,200

Michael A. Rossi                                         $300                              $  900

Robert A. Schenkelberg, Jr.                              $  0                              $    0

*Murlan J. Murphy was not a Trustee during 1996 and therefore received no compensation.


                               OWNERSHIP OF SHARES

         As of February 27, 1997 , the only person known by the Fund to be the beneficial owner of more than 5% of the outstanding shares of the Fund was Select Restaurant Acquisitions Corp., 30050 Chagrin Boulevard, Pepper Pike, Ohio 44124, which owned 234,394 shares (7.4% of the outstanding shares) as of that date.

         As of February 27, 1997, all officers and Trustees as a group beneficially owned 187,000 shares, constituting 5.9% of the outstanding shares of the Fund.



                     INVESTMENT ADVISORY AND OTHER SERVICES

         Maxus Asset Management Inc. ("MAM"), the Fund's Investment Adviser, is a wholly-owned subsidiary of Resource Management Inc. ("RMI"), a corporation controlled by Richard A. Barone. MAM is registered as an investment adviser under the Investment Advisers Act of 1940. MAM has not been sponsored, recommended or approved, nor have its abilities or qualifications been passed upon, by the Securities and Exchange Commission or any other governmental agency.

         As compensation for MAM's services rendered to the Fund, the Fund pays a fee, computed and paid monthly, at an annual rate of 1% of the average value of the first $150,000,000 of the Fund's daily net assets and 0.75% of average daily net assets in excess of $150,000,000. This fee is higher than that paid by most other investment companies.

         MAM has agreed to reimburse the Fund in the amount, if any, by which the total expenses of the Fund for any fiscal year, including amortization of organizational expenses and amounts paid by the Fund under its Plan of Distribution pursuant to Rule 12b-1, exceed 2% of average annual net assets of the Fund, except that the amount of such reimbursement shall not exceed the amount of fees received by MAM as Investment Adviser for the period for which reimbursement is made. Reimbursement, if any, is made on a monthly basis, subject to year-end adjustment. Interest expense, taxes, brokerage fees and commissions, and extraordinary expenses are not included as expenses for these purposes. Net of any reimbursements due to this expense limitation provision, for the fiscal years ended December 31, 1995, 1994 and 1993, the Adviser received management fees from the Fund in the amounts of $358,378, $359,510 and $331,791, respectively.

         MAM acts as investment adviser to the Fund pursuant to an Investment Advisory and Administration Agreement dated February 5, 1985. Subject to the supervision and direction of the Fund's Trustees, MAM, as investment adviser, manages the Fund's portfolio in accordance with the stated policies of the Fund. MAM makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions. In addition, MAM furnishes office facilities and clerical and administrative services, and pays the salaries of all officers and employees who are employed by both it and the Fund and, subject to the direction of the Fund's Board of Trustees, is responsible for the overall management of the business affairs of the Fund, including the provision of personnel for recordkeeping, the preparation of governmental reports and responding to shareholder communications.

         Other expenses are borne by the Fund and include brokerage fees and commissions, fees of Trustees not affiliated with MAM, expenses of registration of the Fund and of the shares of the Fund with the Securities and Exchange Commission and the various states, charges of the custodian, dividend and transfer agent, outside auditing and legal expenses, liability insurance premiums on property or personnel (including officers and trustees), maintenance of business trust existence, any taxes payable by the Fund, interest payments relating to Fund borrowings, costs of preparing, printing and mailing registration statements, prospectuses, periodic reports and other documents furnished to shareholders and regulatory authorities, reimbursement to RMI for organizational expenses, including expenses involved in the preparation and printing of prospectuses for potential investors, and costs of printing share certificates, portfolio pricing services and Fund meetings.

         The Investment Advisory and Administration Agreement is subject to annual approval by (i) the Trustees of the Fund or (ii) vote of a majority (as defined in the Act) of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the Act) of the Fund or MAM by vote cast in person at a meeting called for the purpose of voting on such approval. The Board of Trustees, including a majority of the Trustees who are not "interested persons", most recently voted to continue the Investment Advisory and Administration Agreement at a meeting held on February 14, 1996. The Investment Advisory and Administration Agreement is terminable without penalty, on not less than 60 days' notice, by the Board of Trustees of the Fund or by vote of the holders of a majority of the Fund's shares or, upon not less than ninety days' notice, by MAM. The Investment Advisory and Administration Agreement will terminate automatically in the event of its assignment.


         The Fund has a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, pursuant to which the Fund may expend up to .5% of its average net assets annually for the costs of activities intended to result in the sale of Fund shares. See "INVESTMENT MANAGEMENT -- Distribution Plan" in the Fund's Prospectus. The Fund's Distribution Agreement with Maxus Securities Corp. ("MSC") (i) provides for payment by the Fund to MSC of a distribution fee of
 .25% for distributing and marketing Fund shares and (ii) authorizes MSC to make payments for activities and expenditures permitted by the Plan, and provides that the Fund shall reimburse MSC for such expenditures in addition to payment of the distribution fee. During the fiscal year ended December 31, 1996, $183,112 (.50% of average net assets) was expended by the Fund pursuant to the Plan.


         The Trustees believe that the Plan has benefitted and will continue to benefit the Fund and its shareholders. Among these benefits are: (1) reductions in the per share expenses of the Fund as a result of increased assets in the Fund; (2) reductions in the cost of executing portfolio transactions and the possible ability of the Adviser in some cases to negotiate lower purchase prices for securities, due to the potentially larger blocks of securities which may be traded by the Fund as its net assets increase in size; and (3) a more predictable flow of cash which may provide investment flexibility in seeking the Fund's investment objective and may better enable the Fund to meet redemption demands without liquidating portfolio securities at inopportune times.

         The Fund has entered into an Administration Agreement with Maxus Information Systems Inc. ("MIS"), 28601 Chagrin Boulevard, Cleveland, Ohio 44122, pursuant to which MIS has agreed to act as the Fund's Transfer, Redemption and Dividend Disbursing Agent and as Administrator of Plans of the Fund. As such, MIS maintains the Fund's official record of shareholders and is responsible for crediting dividends to shareholders' accounts. In consideration of such services, the Fund has agreed to pay MIS an annual fee, paid monthly, equal to $6.75 per shareholder account (with a monthly minimum of $775) plus out-of-pocket expenses. In addition, the Fund has entered into an Accounting Services Agreement with MIS, pursuant to which MIS has agreed to provide portfolio pricing and related services, for the payment of an annual fee of $17,400 for the first $25,000,000 in net assets, $8,500 for the next $25,000,000 in net assets and $4,750 for each additional $25,000,000 in net assets, plus out-of-pocket expenses. Under the Administration Agreement and the Accounting Services Agreement the Fund paid MIS $45,749 during the fiscal year ended December 31, 1996. MIS is a wholly-owned subsidiary of Resource Management Inc., the parent company of the Investment Adviser.


         Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, serves as the Fund's custodian. As custodian, Star Bank maintains custody of the Fund's cash and portfolio securities.

         McCurdy & Associates C.P.A.'s, Inc., independent certified public accountants located at 27955 Clemens Road, Westlake, Ohio 44145, have been selected as auditors for the Fund. In such capacity, McCurdy & Associates C.P.A.'s, Inc. periodically reviews the accounting and financial records of the Fund and examines its financial statements.


                              BROKERAGE ALLOCATION

         Decisions to buy and sell securities for the Fund are made by MAM subject to the overall supervision and review by the Fund's Trustees. Portfolio security transactions for the Fund are effected by or under the supervision of MAM.

         Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or mark-up. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         In executing portfolio transactions and selecting brokers and dealers, it is the Fund's policy to seek the best overall terms available. The Investment Advisory and Administration Agreement between the Fund and MAM provides that, in assessing the best overall terms available for any transaction, MAM shall consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Advisory and Administration Agreement authorizes MAM, in selecting brokers or dealers to execute a particular transaction, and, in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which MAM or an affiliate exercises investment discretion.

         The Fund's Board of Trustees periodically reviews the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. MAM's fee under the Investment Advisory and Administration Agreement is not reduced by reason of MAM's receiving such brokerage and research services.

         Under the Act, a mutual fund may not pay brokerage commissions to an affiliate which exceed the usual and customary broker's commissions. A commission is deemed as not exceeding the usual and customary broker's commission if (i) the commission is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time and (ii) the Board of Trustees, including a majority of the Trustees who are not interested persons of the mutual fund, have adopted procedures reasonably designed to provide that such commission is consistent with the above-described standard, review these procedures annually for their continuing appropriateness and determine quarterly that all commissions paid during the preceding quarter were in compliance with these procedures.

         The Fund's Board of Trustees has determined that any portfolio transaction for the Fund may be effected through Maxus Securities Corp. ("MSC") if, in MAM's judgment, the use of MSC is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, MSC charges the Fund a commission rate consistent with those charged by MSC to comparable unaffiliated customers in similar transactions. Each quarter, the Trustees review a report comparing the commissions charged the Fund by MSC to the commissions which would have been charged for the same transactions by a national discount brokerage firm and a full-service brokerage firm at its institutional rates. Based upon such review, the Board of Trustees determines on a quarterly basis whether the commissions charged by MSC meet the requirements of the Act. MSC will not participate in commissions from brokerage given by the Fund to other brokers or dealers. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may he obtained elsewhere. The Fund will in no event effect principal transactions with MSC in over-the-counter securities in which MSC makes a market. MSC is a wholly owned subsidiary of Resource Management Inc., a corporation controlled by Richard A. Barone, Chairman of the Fund. Richard A. Barone is, therefore, considered to control MSC.

         Under the rules adopted by the SEC, MSC may not execute transactions for the Fund on the floor of any national securities exchange, but may effect transactions for the Fund by transmitting orders for execution, providing for clearance and settlement, and arranging for the performance of those functions by members of the exchange not associated with MSC. MSC will be required to pay fees charged by those persons performing the floor brokerage elements out of the brokerage compensation it receives from the Fund. The Fund has been advised by MSC that on most transactions, the floor brokerage generally constitutes from 10% to 40% of the total commissions paid.

         Even though investment decisions for the Fund are made independently from those of the other accounts managed by MAM, investments of the kind made by the Fund may also be made by those other accounts. When the Fund and one or more accounts managed by MAM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by MAM to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.


         During the years ended December 31, 1996, 1995 and 1994, the aggregate amounts of brokerage commissions paid by the Fund were $217,516, $249,090 and $355,422 , respectively, substantially all of which was paid to MSC.



                       CAPITAL STOCK AND OTHER SECURITIES

         See "GENERAL INFORMATION" in the Fund's prospectus.


          PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

         The information pertaining to the purchase and redemption of the Fund's shares appearing in the Prospectus under the captions "HOW TO PURCHASE SHARES" and "HOW TO REDEEM SHARES" is hereby incorporated by reference.


                        DETERMINATION OF NET ASSET VALUE

         The information pertaining to the determination of net asset value appearing in the Prospectus under the caption "HOW TO PURCHASE SHARES -- Price of Shares" is hereby incorporated by reference.


                                   TAX STATUS

         The Fund's policy is to distribute at least annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service and to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains. Unless a shareholder elects otherwise, dividends and capital gains distributions are paid in additional shares that are credited to the shareholder's account with the Fund. The Board of Trustees has adopted a policy of making distributions of net income on a monthly basis, but that policy is subject to change at any time.

         The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification as a regulated investment company will result in the Fund's paying no taxes on net income and net realized capital gains distributed to shareholders. To qualify for this treatment, the Fund must derive at least 90% of its gross income from dividends, interest, and gains from the sale or other disposition of securities; derive less than 30% of its gross income from the sale or other disposition of securities held for fewer than three months; invest in securities within certain limits; and distribute to its shareholders at least 90% of its net taxable income earned in any year.

         Dividends derived from the Fund's net investment income, whether received in additional shares or in cash, will be taxable to shareholders as ordinary income, but a portion may be eligible for the 70% dividends received deduction available to corporations.

         Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to a shareholder in the year in which received (except as set forth in the next paragraph), whether those distributions are accepted in cash or in additional shares, and regardless of the length of time the shareholder has held his Fund shares. These distributions, like dividends, may also be subject to state and local taxes.

         In addition to any dividends paid within the calendar year, dividends and capital gain distributions declared in December and paid the following January will be taxable in the year they are declared.

         Investors should consider carefully the tax implications of purchasing shares of the Fund just prior to the record date of a dividend or capital gains distribution. Although a dividend or distribution paid shortly after shares have been purchased is in effect a return of investment, it is subject to taxation as described above, and a sale at a loss of shares held not more than six months will be long-term capital loss to the extent of any long-term capital gain dividends received within that period.

         Shareholders must furnish the Fund with their correct Taxpayer Identification Number to avoid being subject to a 20% federal back-up withholding tax on dividend distributions and on the proceeds of redemptions. Investors also must certify on the Account Application that the stated Tax Identification Number is correct and that the Investor is not subject to 20% backup withholding for previous under-reporting to the IRS. Shareholders not subject to income taxation do not have to pay an income tax on the dividend or capital gain distributions.

         Shareholders shall upon demand disclose to the Fund in writing such information with respect to direct and indirect ownership of Shares of the Fund as the Trustees of the Fund deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

         Statements as to the tax status of each shareholder's dividends and distributions will be mailed annually by the Fund's transfer agent. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

                                   DISTRIBUTOR

         Shares of the Fund are offered on a best-efforts basis by Maxus Securities Corp. ("MSC"), a registered NASD broker-dealer. MSC is a wholly-owned subsidiary of RMI, which is controlled by Richard A. Barone, Chairman of the Fund.

         Pursuant to the Distribution Agreement between the Fund and MSC, MSC has agreed to hold itself available to receive orders, satisfactory to MSC, for the purchase of the Fund's shares, to accept such orders on behalf of the Fund as of the time of receipt of such orders and to transmit such orders to the Fund's transfer agent as promptly as practicable. MSC receives an annual distribution fee of .25% of average net assets for distributing and marketing the shares of the Fund. The Distribution Agreement also authorizes MSC to make payments for activities and expenses permitted by the Fund's Distribution Plan, including the payment of so-called "service fees" (subject to an annual limit on service fees of .25% of average net assets), and provides that the Fund shall reimburse MSC for such expenditures in addition to payment of the distribution fee. Certain employees of MSC may receive compensation under the Distribution Plan. See "INVESTMENT ADVISORY AND OTHER SERVICES."

         The Distribution Agreement provides that MSC shall arrange to sell the Fund's Shares as agent for the Fund and may enter into agreements with registered broker-dealers as it may select to arrange for the sale of such shares. MSC is not obligated to sell any certain number of shares.

MAXUS INCOME FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 1996


--------------------------------------------------------------------------------
Shares/Principal                                   Cost        Market      % of
     Amount                                                    Value      Assets
--------------------------------------------------------------------------------

COMMON STOCK - REAL ESTATE

 10,000    Boykin Lodging                         200,000      240,000     0.67%


CLOSED END INCOME FUNDS

 50,000    ACM Govt Opportunity                   346,125      362,500
 70,000    All American Term Trust                887,775      883,750
100,000    American Opportunity Income            554,750      587,500
 14,000    American Strategic Income Port II      152,102      152,250
 50,000    American Strategic Income Port I       521,125      531,250
 65,200    Americas Income Trust                  438,847      480,850
 80,000    Blackrock Income Trust                 504,794      510,000
 65,000    Blackrock North American Government    612,769      650,000
 57,100    Current Income Shares                  639,206      649,513
 23,900    Fortis Securities                      189,348      194,188
 43,700    Gabelli Convertible                    417,226      404,225
 50,000    Kemper Intermediate Government         358,837      362,500
130,000    MFS Govt Mkts Income                   866,294      885,625
125,000    Quest for Value Income Shares        1,483,792    1,437,500
                                                ---------    ---------
                                                7,972,990    8,091,651    22.65%

CLOSED END GLOBAL INCOME FUNDS

 50,000    Dreyfus Strategic Governments          458,625      450,000
 26,400    First Commonwealth                     288,618      316,800
 27,700    Kleinwort Benson Australian            247,153      256,225
103,100    RCM Strategic Global Govt            1,017,460    1,069,662
100,000    Strategic Global Income              1,171,225    1,212,500
 52,200    Templeton Global Governments           355,955      365,400
100,000    Templeton Global Income                727,025      725,000
                                                ---------    ---------
                                                4,266,061    4,395,587    12.30%

PREFERRED STOCK

  5,000    Aetna Cap LLC MIPS                     134,675      135,000
 10,000    American General Cap LLC MIPS          250,000      258,750
 10,000    American Re Capital $2.13              250,000      258,750
 10,000    Associated Estates $2.43               251,850      255,000
 24,900    BF Goodrich $2.07                      627,744      625,612
 11,300    Carolina Power $2.14                   288,203      296,625
 45,000    Conagra Capitol Adj Rate               966,950    1,001,250
 10,000    Developers Diversified Rlty $2.37 A    251,850      252,500
 10,000    Developers Diversified Rlty $2.36 B    248,100      253,750
 15,000    Equity Residential Prop $2.34          379,150      388,125
 18,000    Kimco Realty $2.09                     423,355      445,500
 30,000    McDonalds Corp $2.09 QUIDS             778,363      753,750
 10,000    MidAmerican Energy Financing $1.99     250,000      248,750
 10,000    NB Capital $1.96                       250,000      247,500
 15,500    NWPS Capital Financing $2.03           385,367      385,563
 14,300    Pacificorp $8.55 QUIDS                 361,108      357,500

                     The accompanying notes are an integral
                        part of the financial statements.

MAXUS INCOME FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 1996


--------------------------------------------------------------------------------
Shares/Principal                                   Cost        Market      % of
     Amount                                                    Value      Assets
--------------------------------------------------------------------------------

 20,000    Public Storage $2.22                   499,937      510,000
 10,000    RJR Nabisco Hldgs $2.50                254,350      251,250
 10,000    Rouse Cap $2.31 QUIDS                  249,050      253,750
 20,000    Royce Value Trust $2.00                499,350      502,500
 10,000    Simon Debartolo Group $2.19            250,000      253,750
 32,000    Source Capital $2.40                   880,025      916,000
 10,000    Southwestern Public $1.96              250,000      248,750
 10,000    Sunamerica Cap Tr III                  250,000      248,750
 10,000    Torchmark Cap L L C MIPS               250,000      262,500
 10,000    US West Fin $2.06                      250,000      251,250
 15,000    Williams Cos $2.40 QUICS               385,275      386,250
                                               ----------   ----------
                                               10,114,702   10,248,675    28.69%

CONVERTIBLE PREFERRED

 10,000    Armco Inc $3.625                       427,475      432,500
 10,000    Chiquita Brands Intl $2.88             420,850      430,000
 38,000    Oasis Residential $2.25                953,336      983,250
 21,000    Phoenix Duff & Phelps $1.50            514,068      525,000
  5,000    Resource Mortgage C                    150,000      152,500
 10,000    Sea Containers $4.00                   448,100      455,000
 15,000    USX $3.25                              703,775      665,625
 10,000    WHX $3.75                              424,637      373,750
 47,000    Wellsford Residential $1.75            899,672      975,250
                                                ---------    ---------
                                                4,941,913    4,992,870    13.97%

CORPORATE BONDS

455,000    Unisys Senior Notes 10.625%, 10-1-99   455,175      470,783
300,000    RJR Nabisco 9.25%, 8-15-13             276,119      304,125
                                                  -------      -------
                                                  731,294      774,908     2.17%

CONVERTIBLE BONDS

1,000,000  Royce Value Trust Inc 5.75%, 6-30-04   974,006    1,010,000
  350,000  Consolidated Natural Gas               348,862      372,750
            7.25%, 12-15-15
  223,000  Inco 7.75%, 3-15-16                    226,319      234,150
                                                ---------    ---------
                                                1,549,187    1,616,900     4.53%

U.S. GOVERNMENT SECURITIES

2,000,000  US Treasury 7.5%, 1-31-97            2,004,285    2,002,500
2,000,000  US Treasury 5.375%, 5-31-98          1,985,475    1,989,062
                                                ---------    ---------
                                                3,989,760    3,991,562    11.17%

        Total Investments                      33,765,907   34,352,158    96.15%

        Other Assets Less Liabilities                        1,375,746     3.85%

        Net Assets - Equivalent to $10.78 per share on
        3,314,206 shares of capital stock outstanding       35,727,907   100.00%
                                                            ==========

                     The accompanying notes are an integral
                        part of the financial statements.

MAXUS INCOME FUND


STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996

Assets:
  Investment Securities at Market Value
  (Identified Cost - $33,765,907)                                   $34,352,158
  Cash                                                                  669,312
  Receivables:
    Investment Securities Sold                                          671,247
    Dividends and Interest                                              219,185
                                                                    -----------
      Total Assets                                                  $35,911,902

Liabilities
  Payables:
    Investment Securities Purchased                                     $70,168
    Shareholder Distributions                                            33,835
    Accrued Expenses                                                     79,995
                                                                        -------
      Total Liabilities                                                 183,998

Net Assets                                                          $35,727,904
Net Assets Consist of:
  Capital Paid In                                                    36,382,820
  Undistributed Net Investment Income                                       401
  Accumulated Realized Gain (Loss) on Investments - Net              (1,241,568)
  Unrealized Appreciation in Value
   of Investments Based on Identified Cost - Net                        586,251
                                                                    -----------
Net Assets, for 3,314,206 Shares Outstanding                        $35,727,904
Net Asset Value and Redemption Price
   Per Share ($35,727,904/3,314,206 shares)                              $10.78
Offering Price Per Share                                                 $10.78

STATEMENT OF OPERATIONS


DECEMBER 31, 1996

Investment Income:
   Dividends                                                         $2,317,491
   Interest                                                             744,557
                                                                     ----------
      Total Investment Income                                        $3,062,048

Expenses:
   Registration Expense                                                  16,532
   Trustee Fees (Note 3)                                                  1,500
   Accounting and Pricing                                                45,749
   Custody                                                               15,055
   Distribution Plan Expenses                                           183,112
   Audit                                                                 10,037
   Legal                                                                 22,385
   Management Fees (Note 2)                                             365,045
   Printing & Other Miscellaneous                                        39,205
                                                                        -------
      Total Expenses                                                    698,620

Net Investment Income                                                 2,363,428
Realized and Unrealized Gain (Loss) on Investments
   Realized Gain (Loss) on Investments                                  578,147
   Unrealized Gain (Loss) from Appreciation
    (Depreciation) on Investments                                       234,686
                                                                       --------
Net Realized and Unrealized Gain (Loss) on Investments                 $812,833

Net Increase (Decrease) in Net Assets from Operations                $3,176,261
                                                                     ===========

                     The accompanying notes are an integral
                        part of the financial statements.

MAXUS INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                         01/01/96     01/01/95
                                                            to           to
                                                         12/31/96     12/31/95

From Operations
     Net Investment Income                              $2,363,428   $2,506,927
     Net Realized Gain (Loss) on Investments               578,147     (673,078)
     Net Unrealized Appreciation (Depreciation)            234,686    3,484,108
                                                         ---------    ---------
     Increase (Decrease) in Net Assets from Operations   3,176,261    5,317,957

From Distributions to Shareholders
     Net Investment Income (Loss)                       (2,363,027)  (2,513,294)
     Net Realized Gain (Loss) from Security
      Transactions                                               0            0
                                                       -----------   -----------
     Net  Increase (Decrease) from Distributions        (2,363,027)  (2,513,294)

From Capital Share Transactions:
     Proceeds From Sale of 581,063 Shares                6,179,798    8,297,341
     Net Asset  Value of  176,568  shares  issued on
       Reinvestment of Dividends                         1,878,123    2,098,884
     Cost of 990,564 Shares Redeemed                   (10,530,092)  (9,238,866)
                                                       ------------  -----------
                                                        (2,472,171)   1,157,359
Net Increase in Net Assets                              (1,658,937)   3,962,022
Net Assets  at  Beginning of Period (including
    undistributed net investment income of $3,140
    and $9,507, respectively)                           37,386,841   33,424,819
Net Assets at End of Period (including undist-
    ributed net investment income of $3,541
    and $3,140, respectively)                          $35,727,904  $37,386,841
                                                       ===========  ===========


FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout the period:

                               01/01/96  01/01/95  01/01/94  01/01/93  01/01/92
                                  to        to        to        to        to
                               12/31/96  12/31/95  02/31/94  12/31/93  12/31/92*
Net Asset Value -
    Beginning of Period         $10.54    $ 9.73    $10.94    $10.88    $10.98
Net Investment Income             0.70      0.72      0.74      0.68      0.42
Net Gains or Losses on Securities
    (realized and unrealized)     0.24      0.81     (1.22)     0.22     (0.01)
                                  ----      ----     ------     ----     ------
Total from Investment Operations  0.94      1.53     (0.48)     0.90      0.41

Dividends
    (from net investment income) (0.70)    (0.72)    (0.73)    (0.68)    (0.42)
Distributions
    (from capital gains)          0.00      0.00      0.00     (0.16)    (0.09)
Return of Capital                 0.00      0.00      0.00      0.00      0.00
                                 ------    ------    ------    ------    ------
    Total Distributions          (0.70)    (0.72)    (0.73)    (0.84)    (0.51)

Net Asset Value -
    End of Period               $10.78    $10.54     $9.73    $10.94    $10.88
Total Return                      9.20%    16.15%    (4.39)%    8.74%     7.89%
Ratios/Supplemental Data
Net Assets -
    End of Period (Thousands)    35,728    37,387    33,425    36,147    28,591
Ratio of Expenses to
    Average Net Assets            1.92%     1.90%     1.81%     1.90%     1.94%
Ratio of Net Income to
    Average Net Assets            6.50%     7.01%     7.10%     6.06%     7.18%
Portfolio Turnover Rate             78%      121%      138%       88%       91%
     *Weighted Average Used

                     The accompanying notes are an integral
                        part of the financial statements.

MAXUS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

     1.)  Significant Accounting Policies

     The Fund is a diversified, open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated October 31, 1984. Significant accounting policies of the Fund are presented below:

     SECURITY VALUATION:

     The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     SECURITY TRANSACTION TIMING

     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     INCOME TAXES:

     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains.

     ESTIMATES:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     2.)  Investment Advisory Agreement

     The Fund has entered into an investment advisory and administration agreement with Maxus Asset Management, Inc., a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000. The Investment Advisor agrees to reimburse its fee to the Fund in the amount by which the Fund expenses exceed 2% of average annual net assets.

     3.)  Related Party Transactions

     Resource Management, Inc. has three wholly owned subsidiaries which provide services to the Fund. These subsidiaries are Maxus Asset Management Inc, Maxus Securities Corp, and Maxus Information Systems Inc. Maxus Asset Management was paid $365,045 in investment advisory fees during the twelve months ended December 31, 1996. Maxus Securities, who served as the national distributor of the Fund's shares, was reimbursed $183,112 for distribution expenses. Maxus Information Systems, who provides accounting and shareholder services, received fees totaling $45,749 for services rendered to the Fund for the twelve months ended December 31, 1996. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $217,516 for the twelve months ending December 31, 1996.

MAXUS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

     At December 31, 1996, Maxus Securities Corp owned 60,000 shares in the
     Fund.

     Certain officers and/or trustees of the Fund are officers and/or directors of the Investment Advisor and Administrator. Each director who is not an "affiliated person" receives an attendance fee of $100 per meeting.

     4.)  Capital Stock and Distribution

     At December 31, 1996 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $36,382,820.

     Transactions in common stock were as follows:


          Shares sold                                                    581,063
          Shares issued to shareholders in reinvestment of dividends     176,568
                                                                        --------
                                                                         757,631
          Shares redeemed                                               (990,564)
                                                                       ---------
          Net Increase (Decrease)                                       (232,933)
          Shares Outstanding:
               Beginning of Period                                     3,547,139
                                                                      ----------
               End of Period                                           3,314,206
                                                                      ==========

     Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

     5.)  Purchases and Sales of Securities

     During the twelve months ended December 31, 1996, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $31,158,436 and $28,179,368 respectively. Purchases and sales of U.S. Government obligations aggregated $6,013,437 and $11,014,883 respectively.

     6.)  Financial Instruments Disclosure

     There are no reportable financial instruments which have any off-balance sheet risk as of December 31, 1996.

     7.)  Security Transactions

     For Federal income tax purposes, the cost of investments owned at December 31, 1996 was the same as identified cost.

     At December 31, 1996, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

         Appreciation       (Depreciation)       Net Appreciation (Depreciation)
         ------------       --------------       -------------------------------
           818,858             (232,607)                      586,251

                       INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Board of Directors:
Maxus Income Fund

We have audited the accompanying statement of assets and liabilities of Maxus Income Fund, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of December 31, 1996, by correspondence with the custodian and brokers. An audit also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Maxus Income Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
January 15, 1997


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